EXHIBIT 10.1
                                                                    ------------





                              OFFICE BUILDING LEASE



                                 BY AND BETWEEN



                              COLONNADE ASHLEY LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY

                                   AS LANDLORD


                                       AND



                                VERTICENT, INC.,
                           A MASSACHUSETTS CORPORATION



                                    AS TENANT





                               DATE: JUNE 1, 2003





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                                Table of Contents
                                                                            Page

1.       DEFINED TERMS........................................................1

2.       TERM.................................................................6

3.       PURPOSE AND USE......................................................7

4.       RENT.................................................................7

5.       OPERATING EXPENSES...................................................7

6.       TAXES...............................................................10

7.       ASSIGNMENT OR SUBLETTING............................................10

8.       INSURANCE...........................................................12

9.       DEFAULT.............................................................14

10.      ALTERATIONS.........................................................18

11.      LIENS...............................................................19

12.      ACCESS TO PREMISES..................................................20

13.      LANDLORD LIEN.......................................................20

14.      OFFICE CENTER AND COMMON AREAS......................................20

15.      ENVIRONMENTAL LAWS..................................................21

16.      DESTRUCTION.........................................................22

17.      CONDEMNATION........................................................23

18.      MAINTENANCE OF PREMISES.............................................25

19.      ESTOPPEL CERTIFICATES...............................................25

20.      SUBORDINATION.......................................................26

21.      INDEMNIFICATION.....................................................27

22.      ANTI-WAIVER.........................................................27

23.      NO REPRESENTATIONS BY LANDLORD......................................27

24.      SERVICES AND UTILITIES..............................................28

25.      SECURITY DEPOSIT....................................................29

26.      GOVERNMENTAL REGULATIONS............................................30

27.      SIGNS...............................................................30

28.      SURVIVAL; PRIOR LEASE...............................................31

29.      BROKER..............................................................31

30.      QUIET ENJOYMENT.....................................................31

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
                               TABLE OF CONTENTS
                                  (continued)
                                                                            Page

31.      END OF TERM.........................................................32

32.      RECORDATION.........................................................33

33.      LEASE NOT BINDING UNLESS EXECUTED...................................33

34.      CONSTRUCTION OF LANGUAGE............................................33

35.      INTERLINEATION......................................................33

36.      ATTORNEYS' FEES.....................................................33

37.      NOTICES.............................................................34

38.      RADON GAS...........................................................35

39.      RIGHTS OF SUCCESSORS AND ASSIGNS....................................35

40.      SEVERABILITY........................................................35

41.      JURY WAIVER; COUNTERCLAIMS..........................................35

42.      INTEGRATION.........................................................36

43.      AMENDMENT...........................................................36

44.      TIME IS OF THE ESSENCE..............................................36

45.      FORCE MAJEURE.......................................................36

46.      GUARANTY............................................................36

47.      TENANT'S REPRESENTATIONS............................................36

48.      LANDLORD'S REPRESENTATION...........................................37

49.      RELOCATION OF TENANT................................................37

50.      HOLDOVER............................................................37

51.      PARKING SPACES......................................................38

52.      CONFIDENTIALITY.....................................................39

53.      STORAGE SPACE.......................................................39

EXHIBIT "A"         -    LEGAL DESCRIPTION OF OFFICE CENTER
EXHIBIT "B"         -    SKETCH OF PREMISES
EXHIBIT "C"         -    COMMENCEMENT DATE AND SCHEDULE OF ANNUAL BASE RENT
EXHIBIT "D"         -    GUARANTY
EXHIBIT "E"         -    RULES AND REGULATIONS
EXHIBIT "F"         -    TENANT IMPROVEMENTS

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                                      LEASE
                                      -----


         THIS LEASE is made and entered into as of the Date of this Lease, by and between COLONNADE ASHLEY LLC, a Delaware limited liability company (the "Landlord") and VERTICENT, INC., a Massachusetts corporation (the "Tenant").

                              W I T N E S S E T H :
                              ---------------------

         Subject to the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant hires from Landlord the Premises.

         Landlord and Tenant covenant and agree:

         DEFINED TERMS. The following terms, as used in this Lease, shall have the following meanings in this Lease and all exhibits and riders to this Lease:

                  "ADA" shall mean the Americans with Disabilities Act of 1990 and all similar present or future laws, together with all regulations promulgated pursuant thereto.

                  "Allocated Share" shall mean 2.39 percent, which is the sum obtained by multiplying by 100 the quotient obtained by dividing (i) the Rentable Area of the Premises by (ii) the total rentable area of the Office Center. The parties acknowledge and agree that the total Rentable Area of the Premises is as specified in the definition of Rentable Area of the Premises and that the total rentable area of the Office Center is 512,851 square feet. If the area of the Premises or the area of the Office Center are changed after the Date of this Lease, the Allocated Share shall be adjusted by Landlord to reflect such change.

                  "Alterations" shall mean any alteration, addition, or improvement in or on or to the Premises of any kind or nature, including, but not limited to, Tenant Improvements.

                  "Annual Base Rent" shall mean the amounts set forth in the schedule attached as Exhibit "C" to this Lease and made a part of this Lease.

                  "Bankruptcy Code" shall mean the Bankruptcy Code of 1978, 11 U.S.C. Section 101 et seq., as amended from time to time.

                  "Base Year" shall mean calendar year 2003.

                  "Office Center" shall mean all of the land together with the improvements thereon known as the 400 North Ashley Plaza and located at 400 North Ashley Drive, Tampa, Florida 33602, and more particularly described in the legal description attached as Exhibit "A" to this Lease and made a part of this Lease.

                  "Business Days" shall mean all days other than Saturdays, Sundays, or Legal Holidays.

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                  "Commencement Date" shall have the definition set forth in
Exhibit "C".

                  "Common Areas" shall have the definition set forth in Section 14.

                  "Communication" shall mean any notice, demand, request, election, or other communication required or permitted to be given or made to or by any party to this Lease or otherwise given or made under or pursuant to this Lease (See Section 37).

                  "Date of Taking" shall have the definition set forth in Subsection 17B.

                  "Date of this Lease" shall mean the date when the last one of the Landlord and Tenant has signed this Lease.

                  "Effective Date"  -  Intentionally omitted.

                  "Environmental Laws" shall mean all applicable environmental ordinances, rules, regulations, statutes, orders, and laws of all local, state, or federal agencies or bodies with jurisdiction over the Premises or the activities conducted on the Premises (See Section 15).

                  "Expenses" shall mean the total of all of the costs and expenses incurred or borne by Landlord with respect to the operation and maintenance of the Office Center and the services provided tenants in the Office Center, including, but not limited to, the costs and expenses incurred for and with respect to: Water and sewer; heating; air conditioning; ventilation; cleaning, window washing (interior and exterior); elevators (if any); escalators (if any); pest control; trash and garbage removal; protection and security, (if any); Common Areas decorations; repairs, maintenance, and alteration of Common Areas; association assessments, fees or dues, painting of non-tenant areas; repairs, maintenance, replacements, and improvements which are appropriate for the continued operation of the Office Center as a first class building; exterior landscaping; fertilization and irrigation supply; parking area maintenance and supply; property management fees (the property management fee existing as of the Date of this Lease is 4% of gross rents and receipts for the Office Center, and for the remainder of the Lease Term the management fee shall be comparable to those customarily charged by owners and operators of comparable first-class office buildings in the Tampa, Florida metropolitan area); a management office; all utilities serving the Office Center and not separately billed to or reimbursed by any tenant of the Office Center; music systems; depreciation on machinery and equipment used in the maintenance of the Office Center; janitorial services; painting of interior, exterior, and Common Areas; fire, extended coverage, all risks, change in condition, sprinkler apparatus, plate glass, rental guaranty or interruption, public liability and property damage, flood, and any other additional insurance customarily carried by owners of comparable buildings or required by any mortgagee of the Office Center; supplies; reasonable operating reserves; service and maintenance contracts for the Office Center; wages, salaries, disability benefits, pensions, profit sharing, hospitalization, retirement plans, group insurance, and other benefits respecting employees of the Landlord up to and including the building manager (including a pro rata share only of such wages and benefits of employees who are employed at more than one building; such pro rata share shall be determined by Landlord and shall be based upon Landlord's estimate of the percentage of time spent by such employees at the Office Center); legal, accounting, and

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
administrative costs; expenses imposed on the Landlord pursuant to any law or to any collective bargaining agreement with respect to such employees; workers' compensation insurance; and payroll, social security, unemployment, and other similar taxes with respect to such employees. Landlord may contract for the performance of some or all of the management and maintenance functions generally described in this subsection with such persons or entities as Landlord shall deem appropriate, including persons or entities which are affiliated with Landlord.

         Expenses shall exclude, or have deducted from them, as the case may be and as shall be appropriate:

                           Real estate taxes (although Tenant shall be responsible for paying the Allocated Share of the increase in Real Estate Taxes as described below);

                           Leasing commissions, rent concessions to tenants, tenant improvements, and advertising expenses;

                           Executive's salaries above the grade of building manager;

                           Expenditures for capital items, except (i) those which, under generally accepted accounting principles, are expenses or regarded as deferred expenses, (ii) capital expenditures required by law, (iii) expenditures for materials, tools, supplies, and equipment purchased by Landlord to enable Landlord to supply services which Landlord would otherwise have obtained from a third party, in any of which cases the cost of such capital improvements or expenditures shall be included in Expenses for the year in which the costs are incurred and subsequent years, amortized on a straight-line basis over the estimated useful life of such item, but in no event more than ten (10) years, with an interest factor equal to the Prime Rate in effect at the time of Landlord's having incurred such expenditure, but in no event greater than the Maximum Rate; and (iv) expenditures for capital equipment or any other capital expenditure designed to result in savings or reductions in Expenses, then the costs are to be included within the definition of "Expenses" for the year in which the costs are incurred and subsequent years on a basis reasonably determined by Landlord to the extent that such items are amortized over such period of time as reasonably can be estimated as the time in which such savings or reductions in Expenses are expected to equal Landlord's cost for such capital equipment or capital expenditure with an interest factor equal to the Prime Rate but not in excess of the Maximum Rate. If Landlord shall lease any such item of capital equipment designed to result in savings or reductions in Expenses, then the Rent and other costs paid pursuant to such leasing arrangement shall be included in Expenses for the year in which they are incurred.

                           Painting, redecorating, or other work or service which Landlord performs or provides for any tenant or prospective tenant of the Office Center other than painting, redecorating, or other work which is standard for the Office Center and performed for a tenant subsequent to its initial occupancy;

                           Rent payable under any lease to which this Lease is subject;

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
                           Those costs incurred in negotiating or enforcing leases against tenants, including attorneys' fees;

                  "Guarantor(s)" shall mean ASA International Ltd., a Delaware corporation, and any other party who subsequently guaranties all or any part of Tenant's obligations under this Lease (See Section 46).

                  "Landlord's Notice Address" shall mean:

                 IF TO LANDLORD:             Jeffrey B. Feldman, Esq.
                                             Colonnade Properties LLC
                                             One Rockefeller Plaza, Suite 2300
                                             New York, New York  10032

                 WITH COPY TO:               Ms. Jennifer Burrell
                                             Colonnade Properties LLC
                                             400 North Ashley Street, Ste. 2590
                                             Tampa, Florida  33602

                 WITH COPY TO:               Stephen J. Mitchell, Esq.
                                             Squire, Sanders & Dempsey L.L.P.
                                             One Tampa City Center, Suite 2100
                                             201 N. Franklin Street
                                             Tampa, Florida 33602

                  "Landlord's Property" shall have the definition set forth in
Section 31.

                  "Lease Term" shall mean 67 calendar months after the Commencement Date as set forth in Exhibit "C", as otherwise extended or sooner terminated pursuant to the terms of this Lease (See Section 2).

                  "Leasing Broker" shall mean Wilson Commercial Management Company and CLW Realty Estate Services Group (See Section 29).

                  "Legal Holidays" shall mean days on which national banks are closed for business in the city where the Office Center is located.

                  "Maximum Rate" shall mean the highest rate of interest permitted to be charged by applicable law.

                  "Non-Monetary Default" shall have the definition set forth in Subsection 9(a).

                  "Normal Business Hours" shall mean 8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays, Legal Holidays excluded.

                  "Parking Areas" shall mean the areas available for automobile parking in connection with the Office Center as such areas may be designated by Landlord from time to time (See Section 51).

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
                  "Personal Property" shall have the definition set forth in
Section 13.

                  "Premises" shall mean Suite No. 2675 located on the 26th floor of the Office Center. The Premises are depicted in the sketch attached as Exhibit "B" to this Lease and made a part of this Lease. Except for the Premises and the Storage Space (as defined hereinafter) no other space is demised by intention or omission.

                  "Prime Rate" shall mean the per annum interest rate as published in The Wall Street Journal from time to time as the "prime rate" or as published in another publication selected by Landlord if The Wall Street Journal is no longer published or if The Wall Street Journal no longer publishes the "prime rate".

                  "Real Estate Taxes" shall mean the total of all of the taxes, governmental charges, general assessments, special assessments, and any water, sewer, or other assessments, levied, assessed, or imposed at any time by any governmental authority with respect to any period during the Lease Term which
(i) are related to the ownership, operation, use, or maintenance of the Office Center or any portion of the Office Center, any personal property owned by Landlord with respect to the Office Center, or any alterations or improvements to the Office Center, or (ii) may become a lien on the Office Center, any personal property owned by Landlord with respect to the Office Center, or any improvements to the Office Center or any portion of the Office Center; provided, however, that the following taxes are excluded from Real Estate Taxes (unless they are or shall become substitute taxes as herein below set forth): any franchise, income, gross receipts, profits, or similar tax assessed on or with respect to the income of Landlord, and any capital levy, estate, gift, successive inheritance, transfer, or similar tax assessed by reason of any inheritance, devise, gift, or transfer of any estate in the Office Center by Landlord. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, gross receipts, profits, or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the Real Estate Taxes, or in lieu of additions to or increases of said Real Estate Taxes, then such franchise, income, transit, gross receipts, profits, or other tax or governmental imposition shall be deemed to be included within the definition of "Real Estate Taxes". As to special assessments which are payable over a period of time extending beyond the Lease Term, only a pro rata portion of such special assessments, covering the portion of the Lease Term which is unexpired at the time of the imposition of such assessment shall be included in "Real Estate Taxes". If, by law, any assessment may be paid in installments, then, for the purposes of this Lease, (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law, and
(b) there shall be included in Real Estate Taxes, for each year in which such installments may be paid, the installments of such assessments so becoming payable during such year, together with any interest payable on such assessments during such year. "Real Estate Taxes" shall also include all costs and expenses incurred by Landlord in connection with any action by Landlord to contest the amount of the assessment of the Office Center made with respect to Real Estate Taxes, including attorneys' and appraisers' fees.

                  "Reletting Expenses" shall mean all costs and expenses incurred by Landlord in connection with the reletting of the Premises following a default by Tenant, including, without limitation, the expenses of obtaining possession of the Premises, the costs of cleaning, renovation, repairs,

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
decoration, and alteration of the Premises for a new tenant or tenants, all advertising and marketing expenses, all brokerage and legal fees, the costs of protecting or caring for the Premises while vacant, the costs of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises, and any other out-of-pocket expenses incurred by Landlord including tenant inducements such as the cost of moving the new tenant or tenants and the cost of assuming any portion of the existing lease(s) of the new tenant(s) (See Subsection 9(c)(ii)).

                  "Rent" shall have the definition set forth in Subsection 4(b).

                  "Rentable Area of the Premises" shall mean 12,232 square feet. This square footage amount constitutes a material part of the economic basis of this Lease and the consideration to Landlord in entering into this Lease and shall not be adjusted without the written consent of Landlord or Tenant.

                  "Security Deposit" shall mean $18,857.67 (See Section 25).

                  "Storage Space" shall mean approximately 728 square feet of secure, air-conditioned storage space on the 26th floor of the Office Center which is depicted in the sketch attached as Exhibit "B" to this Lease and made a part of this Lease (See Section 53).

                  "Taking" shall have definition set forth in Subsection 17(a).

                  "Tenant Improvements" shall have the definition set forth in the Tenant Improvements exhibit attached to this Lease.

                  "Tenant's Notice Address" shall mean Verticent, Inc., 400 North Ashley Plaza, 400 N. Ashley Drive, Suite 2675, Tampa, Florida 33602,
Attention: Marc Fratello.

                  "Tenant's Property" shall have the definition set forth in
Section 31.

         TERM.
         -----
                  Tenant shall have and hold the Premises for the Lease Term. The Lease Term shall commence on the Commencement Date.

                  Landlord and Tenant acknowledge and agree that Tenant is currently occupying a portion of the Premises pursuant to the Prior Lease (hereinafter defined). Therefore, Tenant shall commence payment of Rent due under this Lease on the Commencement Date.

                  Tenant shall observe and perform all of its obligations under this Lease from the Commencement Date. Under no circumstances, however, may Tenant enter into possession of the portion of the Premises not currently occupied by Tenant prior to the date upon which such portion of the Premises is delivered to Tenant for the purpose of commencement of Tenant Improvements, without the express written consent of Landlord and subject to any terms of such consent.

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
         PURPOSE AND USE.
         ----------------
                  Tenant shall use and occupy the Premises only for general office purposes directly related to Tenant's present business. Tenant shall not use or permit or suffer the use of the Premises for any other business or purpose.

                  If the use of the Premises being made by Tenant on the Commencement Date is not a use deemed a "place of public accommodation" under the ADA, then, notwithstanding anything in this Lease to the contrary, no use of the Premises during the Lease Term shall be made that would cause the Premises to be deemed a "place of public accommodation" under the ADA.

         RENT.
         -----
                  Annual Base Rent. Tenant shall pay to Landlord in lawful United States currency the Annual Base Rent. All Annual Base Rent shall be payable in equal monthly installments, in advance, beginning on the Commencement Date, and continuing on the first day of each and every calendar month thereafter during the Lease Term. Should the Commencement Date fall on a day other than the first day of the month, then Tenant shall pay Rent for the fractional month commencing on the Commencement Date and ending on the last day of the month in which the Commencement Date occurs on a per diem basis (calculated on the basis of a thirty-day month), payable upon occupancy of the Premises by Tenant. The Rent payment due under this Lease for any other fractional month shall likewise be calculated and paid on such a per diem basis. All Rent, Additional Rent, and other payments to Landlord under this Lease shall be paid to Landlord, without demand, setoff, or deduction whatsoever, except as specifically provided in this Lease, at Landlord's Notice Address, or at such other place as Landlord shall designate in writing to Tenant. Tenant's obligations to pay Rent and other amounts due under this Lease are covenants independent of the Landlord's obligations under this Lease.

                  Additional Rent. All monetary obligations of Tenant to Landlord under this Lease, of any type or nature, other than Annual Base Rent, shall be denominated as Additional Rent. Landlord shall have the same rights and remedies with respect to defaults in the payment of Additional Rent as set forth in this Lease with respect to payment of Annual Base Rent. The term "Rent" when used in this Lease shall be deemed to include Annual Base Rent and all forms of Additional Rent.

         OPERATING EXPENSES.
         -------------------

                  Tenant shall pay to Landlord, as Additional Rent, its Allocated Share of the increase in Expenses over the Base Year in accordance with the terms and provisions of this section and its Allocated Share of the increase of Real Estate Taxes over the Base Year in accordance with the terms and provisions of this section.

                  Expense Payment:

                           Landlord shall reasonably estimate the increase in Expenses over the Base Year which will be payable for each calendar year during the Lease Term in advance and Tenant shall pay one-twelfth

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         (1/12) of its share of such increase monthly in advance, together with the payment of Annual Base Rent. After the end of each calendar year and after receipt by Landlord of all necessary information and computations, Landlord shall furnish Tenant a detailed statement of the actual increase in Expenses over the Base Year for the year; and an adjustment shall be made between Landlord and Tenant with payment to or repayment by Landlord, as the case may require, to the end that Landlord shall receive the entire amount actually owed by Tenant for Expenses for its share of the increase for such year and Tenant shall receive reimbursement for any overpayments. Any payment adjustment owed by Tenant will be due forthwith. Any refund will be credited against Tenant's monthly Rent obligations. Annual increases in Expenses exclusive of taxes, insurance and utilities ("Controllable Expenses") shall not exceed 6% (calculated on a cumulative basis) of the Controllable Expenses for the prior year.

                           Tenant waives and releases any and all objections or claims relating to Expenses for any calendar year unless, within ninety
         (90) days after Landlord provides Tenant with the annual statement of the actual Expenses for the calendar year, Tenant provides Landlord with written notice that it seeks an audit of or disputes the accuracy of the statement or its appropriateness, which notice shall specify the particular respects in which the statement is allegedly inaccurate or inappropriate. If Tenant shall dispute the statement then, pending the resolution of such dispute, Tenant shall pay the Additional Rent to Landlord in accordance with the disputed statement.

                           Tenant, at Tenant's expense, may audit Landlord's records relating to the Expenses and the Allocated Share. Such audit shall be performed during normal business hours at Landlord's headquarters if Tenant provides the written notice from Tenant to Landlord within the ninety (90) day period set forth in 5(b)(ii) and conducts such audit no sooner than twenty (20) days and no later than forty five (45) days after such notice. If any such audit reveals an overcharge of Tenant with respect to Tenant's Expenses, such amounts shall be immediately paid to Tenant by Landlord as a credit against Rent. Such audit must be conducted by a "Big 4" accounting firm that does not receive a contingency fee for such audit.

                  Real Estate Taxes: Landlord shall reasonably estimate the increase in Real Estate Taxes over the Base Year which will be payable for each calendar year during the Lease Term in advance, and Tenant shall pay one-twelfth (1/12th) of its share of such increase monthly in advance, together with the payment of Annual Base Rent. After the end of each calendar year and after receipt by Landlord of all necessary information and computations, Landlord shall Tenant with a statement of the actual increase in Real Estate Taxes for the year over the Base Year and an adjustment shall be made between Landlord and Tenant with payment to or repayment by Landlord, as the case may require, to the end that Landlord shall receive the entire amount actually owed by Tenant for its Allocated Share of the increase in the Real Estate Taxes for such year and Tenant shall receive reimbursement for any overpayments. Any payment adjustment owed by Tenant will be paid forthwith. Any refund will be credited against Tenant's monthly Rent obligations. Landlord shall provide Tenant, upon request, a copy of the Base Year bill(s) and any subsequent bill for Real Estate Taxes

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
upon which the Allocated Share is calculated. The Allocated Share of Real Estate Taxes payable by Tenant shall be based upon the maximum credit available for early payment of such taxes.

                           In no event shall the Annual Base Rent under this Lease be reduced by virtue of this section (except where a credit may be due Tenant pursuant to this section).

                           If the Commencement Date is not January 1, then the Additional Rent due under this section for the first year of the Lease Term shall be a proportionate share of the Additional Rent for the entire year, such proportionate share to be based upon the length of time that the Lease Term will be in existence during such first year. Upon the date of any expiration or termination of this Lease (except termination because of Tenant's default), whether such date is the date set forth in this Lease for the expiration of the Lease Term or any prior or subsequent date, a proportionate share of the Expenses for the year during which such expiration or termination occurs over the Base Year and increase in Real Estate Taxes for the year during which such expiration or termination occurs over the Base Year shall immediately become due and payable by Tenant to Landlord, if not previously billed and paid. Such proportionate share shall be based upon the number of days that this Lease shall have been in existence during such year. Notwithstanding any expiration or sooner termination of this Lease, Landlord shall, as soon as reasonably practicable, compute the Additional Rent due from Tenant, as aforesaid, which computations shall either be based on that year's actual figures or be an estimate based upon the most recent statements previously prepared by Landlord and furnished to Tenant under this section. If an estimate is used, then Landlord shall cause statements to be prepared on the basis of the year's actual figures promptly after they are available, and within ten
         (10) days after such statement or statements Landlord and Tenant shall make appropriate adjustments of any estimated payments previously made.

                           Any delay or failure of Landlord in billing for any Additional Rent under this section shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Additional Rent. If any statement of Expenses should not be determined on a timely basis, Tenant shall continue to make payments at the rate in effect during the preceding period, and, promptly following such final determination by Landlord, there shall be an appropriate adjustment and payment by Tenant of all amounts on account of Expenses which would have been made if such Expenses had been timely determined. Similarly, if any statement of the increase in Real Estate Taxes over the Base Year should not be determined on a timely basis, Tenant shall continue to make payments at the rate in effect during the preceding period, and promptly following such final determination by Landlord there shall be an appropriate adjustment and payment by Tenant of all amounts on account of the increase in Real Estate Taxes which would have been made if the increase in Real Estate Taxes had been timely determined. If any amount is owed Tenant pursuant to such final determination, then Tenant shall deduct such amount from the Annual Base Rent due hereunder for the month immediately following the month in which such final determination is made, provided, however, that if the Lease Term shall have expired in due course (and not because of a default by Tenant) on the date when such final determination is made, then Landlord shall promptly pay to Tenant all such amounts which are then due and owing.

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
                  (d) Utility Charges: Notwithstanding anything contained in this section to the contrary, in lieu of including certain utility charges or services in Expenses, Landlord may bill Tenant and Tenant shall pay for such utilities or services in any one or a combination of the following manners: (i) direct charges for services provided for the exclusive benefit of the Premises which are subject to quantification; (ii) based on a formula which takes into account the relative intensity or quantity of use of utilities or services by Tenant and all other recipients of such utilities or services, as reasonably determined by Landlord; or (iii) pro rata based upon the proportion that the Rentable Area of the Premises bears to the total rentable area of the other premises occupied by other tenants which use the Premises within the Office Center which receive the applicable utilities or services. If Landlord includes utilities in Expenses as provided herein, Landlord such utility charges shall be at the rates charged by utility providers and Landlord shall have no right of additional surcharge or profit thereon. In addition, Landlord may, in lieu of including certain utility charges in Expenses, provide for direct delivery of such utility services to Tenant by the utility providers. In such event, all costs and expenses incurred in connection with provision of such utility services directly to tenants, including all costs associated with the provision of separate meters to the premises, shall be includable in Expenses or paid by Tenant and the other tenants receiving such meters in amounts as reasonably allocated by Landlord, and, after such direct provision of utility services has been effected, the applicable utility charges for ongoing service shall not be included in Expenses. Landlord and Tenant acknowledge and agree that the Tenant's computer room shall be separately metered and Tenant shall pay the entire utility charge relating to the computer room.

         TAXES.
         ------
                  Tenant shall pay monthly to Landlord, as Additional Rent, any sales, use, or other tax (excluding State and/or Federal Income Tax) now or hereafter imposed by the United States of America, the State in which the Premises are located, or any political subdivision thereof, upon any form of Rents due under this Lease, or in substitution for any such Rents, notwithstanding the fact that the statute, ordinance, or enactment imposing the same may endeavor to impose the tax on Landlord.

                  Tenant shall pay before delinquency all personal property taxes and assessments and other taxes or charges which are levied or assessed on Tenant's furniture, fixtures, trade fixtures, equipment, and other property located in the Premises and on additions and improvements to the Premises belonging to Tenant. In addition, Tenant shall pay any and all ad valorem property taxes levied or assessed by any governmental authority against the leasehold interest of Tenant in the Premises.

         ASSIGNMENT OR SUBLETTING.
         -------------------------
                  Neither Tenant nor Tenant's legal representatives or successors in interest by operation of law or otherwise shall assign, mortgage, or otherwise encumber this Lease or enter into a sublease or license agreement with respect to all or any portion of the Premises or permit all or any portion of the Premises to be used by others, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Landlord's consent shall not be required in connection with (i) any transfer of equity interests in Tenant, or (ii) any sublet or assignment to (1) any affiliated entity under common control with Tenant, (2) the surviving entity resulting from a merger or consolidation of Tenant, (3) the acquiror of substantially all of Tenant's assets. No subsequent modification or amendment of any sublease or assignment may made without Landlord's prior written consent.

                  In the event Landlord shall consent to the assignment or sublease, then the Landlord shall have the right, upon five (5) days prior written notice to Tenant, to require Tenant thereafter to pay to Landlord a sum equal to fifty percent (50%) of (i) any Rent or other consideration paid to Tenant by any assignee or sublessee which is in excess of the Rent, Expenses and any other charges then being paid by Tenant to Landlord for the subleased space or assigned space pursuant to the terms hereof, and (ii) any other profit or gain realized by Tenant from any subletting or assignment after netting out Tenant's cost of marketing the Premises, real estate commissions, any tenant allowance that is actually utilized in the Premises or rental concession made by Tenant to any assignee or sublessee. Nothing contained herein shall reduce the amount payable to Landlord to a sum less than that which Landlord would otherwise have received if the Premises had not been subleased or assigned. All sums payable hereunder by Tenant shall be paid to Landlord as Additional Rent immediately upon receipt thereof by Tenant.

                  Consent by Landlord to an assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's written consent to any further assignment or subletting. If Landlord consents to an assignment or subletting, in no event shall any permitted assignee or subtenant assign or encumber this Lease or its sublease, or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed.

                  If this Lease is nevertheless assigned or transferred, or the Premises or any part thereof are sublet or occupied by anyone other than Tenant, Landlord may, at its option, accept Rent directly from such assignee, subtenant, transferee, or occupant and apply the net amount thereof to the Rent reserved in this Lease, but no such assignment, subletting, occupancy, or acceptance of Rent shall be deemed a waiver of the requirement for Landlord's consent set forth in this section or constitute a novation or otherwise release Tenant from its obligations under this Lease.

                  The joint and several liability of Tenant and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released, or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease, except for an agreement by Landlord expressly releasing such liability (which may be provided by Landlord in Landlord's sole discretion), (ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease.

                  If Landlord consents to any assignment or subletting, Tenant shall pay all out-of-pocket costs and expenses reasonably incurred by Landlord in connection with the assignment or sublease transaction, including Landlord's attorneys' fees not to exceed $2,500.00 in each instance.

                  Landlord may assign or encumber its interest under this Lease. If any portion of the Premises is sold, transferred, or leased, or if Landlord's interest in any underlying lease of the Premises is transferred or sold, Landlord shall be relieved of all future obligations and liabilities under this Lease. In the event of such sale, transfer, or lease, subject to the assignment and assumption of this Lease by such transferee, Landlord shall also be relieved of all existing obligations and liabilities of Landlord under this Lease.

         INSURANCE.
         ----------
                  Tenant shall, on or before the earlier of the Commencement Date or the date on which Tenant first enters the Premises for any purpose, at its sole cost and expense, obtain and keep in full force and effect at all times thereafter the following insurance coverages with respect to the Premises:

                           Insurance against loss or liability in connection with bodily injury, death, or property damage or destruction, occurring on or about the Premises under one or more policies of commercial general liability insurance. Each such policy shall specifically include the Premises and all areas, including sidewalks and corridors, adjoining or appurtenant to the Premises. The total insurance coverage shall be in an initial amount, combined single limit, of not less than $2,000,000.00, which coverage may be effected with umbrella coverage. Each such policy must be in a form acceptable to the Landlord and shall include the broad form comprehensive general liability endorsement or equivalent and, in addition, shall provide at least the following extensions or endorsements: (a) coverage for explosion, collapse, and underground damage hazards, where applicable; (b) personal injury coverage to include liability assumed under any contract; and (c) a blanket additional insured extension or endorsement or equivalent providing coverage for Landlord's mortgagee and management company as their interest may appear with the insured and as specified by Landlord.

                           Fire and lightning, extended coverage, sprinkler damage, theft, vandalism and malicious mischief, all risks, and flood insurance (if required by Landlord, or any mortgagee of the Office Center, or any governmental authority) in an amount adequate to cover 80% of the replacement costs, without co-insurance, of Tenant's Property.

                           Workers' compensation insurance in the maximum amount permitted by the law of the State in which the Premises are located and employer's liability coverage of $1,000,000.00 per occurrence and covering all persons employed, directly or indirectly, in connection with Tenant's business or Tenant Improvements or any future Alterations.

                           Extra expense insurance on an actual loss sustained basis, but in all events in an amount sufficient to prevent Tenant from being a co-insurer of any loss covered under the applicable policy or policies.

                  Except for work to be performed by Landlord, before any Alterations are undertaken by or on behalf of Tenant, Tenant shall obtain and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to obtain and maintain, at no expense to Landlord, in addition to workers' compensation insurance as required by the State of Florida, all risk builder's risk insurance in the amount of the replacement cost of the applicable Alterations (or such other amount reasonably required by Landlord) and commercial general liability insurance on an occurrence basis with a minimum combined single limit of $2,000,000.00; such limit may be accomplished by means of an umbrella policy and such other insurance that is required by Landlord. The contractor's commercial general liability insurance shall cover claims arising out of (i) the general contractor's operations, (ii) acts of independent contractors, (iii) products/completed operations (with broad form property damage), (iv) liability assumed under contract (on a broad form property damage basis), (v) liability assumed under contract (on a broad form blanket basis),
(vi) explosion, collapse, and underground damage hazards, where applicable, and
(vii) owned/non-owned/hired vehicles.

                  All insurance policies shall be written with insurance companies having a policyholder rating of at least "A" and a financial size category of at least "Class V" as rated in the most recent edition of "Best's Key Rating Guide" for insurance companies, and authorized to engage in the business of insurance in the state in which the Premises are located. All insurance policies shall name Landlord and Landlord's directors, officers, partners, agents, employees, and managing agent as additional insureds and loss payees as their interests may appear and shall provide that they may not be terminated or modified in any way which would materially decrease the protection afforded Landlord under this Lease without thirty (30) days' advance written notice to Landlord. The minimum limits of insurance specified in this section shall in no way limit or diminish Tenant's liability under this Lease. Tenant shall furnish to Landlord, not less than fifteen (15) days prior to the date such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of each such policy, true and correct photocopies of all insurance policies required under this section, together with any amendments and endorsements to such policies, certificates of insurance, and such other evidence of coverages as Landlord may reasonably request, and evidence of payment of all premiums and other expenses owed in connection therewith. Upon Tenant's default in obtaining or delivering the policy for any such insurance or Tenant's failure to pay the charges therefor, Landlord may, at its option, on or after the tenth (10th) day after written notice thereof is given to Tenant, procure or pay the charges for any such policy or policies and the total cost and expense (including attorneys' fees) thereof shall be immediately paid by Tenant to Landlord as Additional Rent upon receipt of a bill therefor.

                  Landlord and Tenant each expressly, knowingly, and voluntarily waives and releases any claims which it may have against the other or the other's employees, agents, or contractors for damage to its properties and loss of business (specifically including loss of Rent by Landlord and business interruption by Tenant) as a result of the acts or omissions of the other party or the other party's employees, agents, or contractors (specifically including the negligence of either party or its employees, agents, or contractors and the intentional misconduct of the employees, agents, or contractors of either party), which claims are covered by the standard property insurance coverages described in Subsection 8A. This waiver shall not apply to claims for damages of less than the amount of any deductible under Landlord's property insurance policies. Landlord and Tenant shall each, on or before the earlier of the Commencement Date or the date on which Tenant first enters the Premises for any purpose, at its sole cost and expense, obtain and keep in full force and effect at all times thereafter a waiver of subrogation from its insurer with respect to the property, Rent loss, and business interruption insurance maintained by it with respect to the Office Center and the property located in the Office Center. This subsection shall not apply to claims for personal injury or wrongful death.

                  Landlord shall maintain fire and extended coverage insurance on the Office Center in an amount not less than eighty (80%) percent of the replacement cost of the Office Center. In addition, Landlord shall maintain commercial general liability insurance relating to the Office Center, the Common Areas and appurtenances in an amount not less than $2,000,000.00, combined single limit. In addition, Landlord may, at its option, maintain coverages in excess of the minimum limits set forth in this subsection and additional coverages as specified in the definition of Expenses. The total cost of all insurance maintained by Landlord under this subsection shall be included in Expenses. All insurance policies to be maintained by Landlord shall be written with insurance companies having a policyholder rating of at least "A" and a financial size category of at least "Class V" as rated in the most recent edition of "Best's Key Rating Guide" for insurance companies, and authorized to engage in the business of insurance in the state in which the Premises are located. Upon request of Tenant, Landlord shall provide Tenant proof of such insurance policies maintained by Landlord and included in Expenses.

         DEFAULT.
         --------
                  Events of Default. If (i) Tenant fails to pay Annual Base Rent, any Additional Rent, or any other sums payable by it under this Lease within ten (10) days after when due; or (ii) Tenant shall default in the performance of any other covenant or agreement of this Lease or any rules and regulations attached to this Lease or promulgated by Landlord pursuant to this Lease (a "Non-Monetary Default"); or (iii) Tenant or any Guarantor or surety for Tenant's obligations under this Lease shall become bankrupt or insolvent or make a general assignment for the benefit of creditors or take the benefit of any insolvency act, or if any debtor proceedings be taken by or against Tenant or any such Guarantor or surety; or (iv) a receiver or trustee in bankruptcy be appointed for the Tenant's property and such appointment be not vacated and set aside within sixty (60) days from the date of such appointment; or (v) the leasehold estate granted to Tenant by this Lease shall be taken on execution or other process of law or equity in any action against Tenant; then Tenant shall be in default under this Lease.

                  Grace Period. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have a period of ten (10) days after notice from Landlord of a Non-Monetary Default in which to cure the default. In addition, provided that Landlord or the Office Center is not otherwise jeopardized, this grace period shall be extended if the default is of a nature that it cannot be completely cured within the ten (10) day period solely as a result of non-financial circumstances outside of Tenant's control, provided that Tenant has promptly commenced all appropriate actions to cure the default within the ten (10) day period and such actions are thereafter diligently and continuously pursued by Tenant in good faith. In no event, shall the grace period exceed ninety (90) days. If the Non-Monetary Default is not cured prior to the expiration of the grace period, as extended, then Landlord may pursue any or all of its remedies.

                  Landlord's Remedies. In the event of a default by Tenant, after the expiration of any applicable grace period, in addition to any and all other remedies available to Landlord at law or in equity, Landlord may:

                           Terminate this Lease and any right of renewal and retake possession of the Premises;

                           Enter the Premises and relet the same or any part of the Premises in the name of Landlord, or otherwise, as Tenant's agent, for a term shorter or longer than the balance of the Lease Term, and may grant concessions or free Rent in connection therewith, thereby terminating Tenant's right to possess the Premises, without terminating Tenant's obligations to pay (a) the entire balance of all forms of Annual Base Rent and Additional Rent for the remainder of the Lease Term, plus (b) the Reletting Expenses, and (c) the unamortized balance of any allowances granted to Tenant under this Lease and the unamortized balance of the cost of any improvements to the Premises made by Landlord pursuant to a Tenant Improvement exhibit to this Lease. Landlord shall have no obligation to relet the Premises, and its failure to do so, or failure to collect Rent on reletting, shall not affect Tenant's liability under this Lease. Landlord shall not, in any event, be required to pay Tenant any surplus of any sums received by Landlord on a reletting of the Premises in excess of the Rent provided in this Lease. Any entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, shall not absolve or discharge Tenant from liability under this Lease. "Re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease or to accept a surrender of the Premises unless a written notice of such intention is given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at all times thereafter elect to terminate this Lease for such previous default;

                           Stand by and do nothing, and hold Tenant liable for all Annual Base Rent and Additional Rent payable under this Lease through the remainder of the Lease Term;

                           Institute a distress for Rent action and obtain a distress writ pursuant to Sections 83.11 through 83.19, Florida Statutes (2002). Tenant expressly, knowingly, and voluntarily waives all constitutional, statutory, or common law bonding requirements, including the requirement under Section 83.12, Florida Statutes (2002), that Landlord file a bond payable to Tenant in at least double the sum demanded by Landlord (or double the value of the property sought to be distrained), it being the intention of the parties that no bond shall be required to be filed by Landlord in any such distress action. Tenant further waives the right under Section 83.14, Florida Statutes (2002) to replevy distrained property;

                           Obtain injunctive and declaratory relief, temporary or permanent, or both, against Tenant or any acts, conduct, or omissions of Tenant, and further to obtain specific performance of any term, covenant, or condition of this Lease; and

                           After regaining possession of the Premises, remove all or any part of Tenant's property from the Premises and any property removed may be stored at the cost of, and for the account of, Tenant, and Landlord shall not be responsible for the care or safekeeping of such property whether in transport, storage, or otherwise, and Tenant waives any and all claims against Landlord for loss, destruction, damage, or injury which may be occasioned by any of the aforesaid acts. Landlord may retain possession of such property until all storage charges and all other amounts owed by Tenant to Landlord under this Default section have been paid in full. Nothing set forth in this subsection shall limit Landlord's rights to enforce any statutory lien in favor of Landlord against any such property of Tenant.

                  Acceleration. If Landlord exercises the remedies provided in Subsections (ii), (iii), or (iv) above, Landlord may declare the entire balance of all forms of Rent due under this Lease for the remainder of the Lease Term to be forthwith due and payable and may collect the then present value of such Rents (calculated using a discount equal to the yield then obtainable from the United States Treasury Bill or Note with a maturity date closest to the date of expiration of the Lease Term) by distress or otherwise. The accelerated Additional Rent for Expenses shall be calculated by multiplying the highest Additional Rent amount for Expenses payable by Tenant in any calendar year times the number of calendar years (including any fractional calendar year) remaining in the Lease Term following the date of default. If Landlord exercises the remedy provided in Subsection (ii) above and collects from Tenant all forms of Rent owed for the remainder of the Lease Term, Landlord shall account to Tenant, at the date of the expiration of the Lease Term, for amounts actually collected by Landlord as a result of a reletting, net of the Tenant's obligations pursuant to Subsections 9C(ii). Landlord agrees to use its reasonable efforts to mitigate its damages.

                  Should Tenant default in the observance or performance of any term or covenant on Tenant's part to be observed or performed pursuant to this Lease, Landlord may perform the obligations of Tenant, and if Landlord, in connection therewith, makes any expenditures or incurs any obligation for the payment of money, including, but not limited to, reasonable attorneys' fees, such sums so paid or obligations incurred shall be deemed to be Additional Rent under this Lease and shall be paid by Tenant to Landlord within five (5) days of rendition of a bill or statement to Tenant therefor. If the Lease Term shall have expired at the time of the making of such expenditures or incurring of such obligations, such sums shall be recoverable by Landlord as damages. This section shall survive the expiration or sooner termination of this Lease.

                  Jurisdiction and Venue. Tenant consents that any legal action or proceeding arising out of or in any way connected with this Lease may be instituted or brought by Landlord or its agents in any court (federal or state) located in Hillsborough County, Florida, and submits to the jurisdiction of such court in any such legal action or proceeding. In addition, Tenant waives any objection which Tenant may now or hereafter have to the laying of venue of any action or proceeding in such courts, and further waives the right to plead or claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  Remedies Cumulative. The remedies provided in this Lease or presently or hereafter existing at law or in equity shall be cumulative and concurrent, and may be exercised as often as occasion therefor shall occur. No single or partial exercise by Landlord of any remedy shall preclude any other or further exercise of such remedy or of any other remedy.

                  Multiple Defaults. Tenant acknowledges that any rights or options of first refusal, or to extend the Lease Term, to expand the size of the Premises, to purchase the Premises or the Office Center, or other such or similar rights or options which have been granted to Tenant under this Lease are conditioned upon the prompt and diligent performance of the terms of this Lease by Tenant. Accordingly, should Tenant default under this Lease beyond any applicable grace period on three (3) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, all such rights and options shall automatically, and without further action on the part of any party, expire and be deemed canceled and of no further force and effect.

                  Late Charges. If any payment due Landlord under this Lease shall not be paid within five (5) days of the date when due, Tenant shall pay, in addition to the payment then due, an administrative charge equal to the greater of (i) five (5%) percent of the past due payment; and (ii) Two Hundred Fifty ($250.00) Dollars.

                  Interest. All overdue installments of Annual Base Rent and Additional Rent shall bear interest at the lesser of: (i) the Prime Rate in effect as of the date when the installment was due, plus 500 basis points, or
(ii) the Maximum Rate, accruing from the date the obligation arose through the date payment is actually received by Landlord. Interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

                  Landlord Default. Landlord shall be in default under this Lease if Landlord has not commenced and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations under this Lease within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform unless such cure cannot be accomplished within thirty
(30) days and in that event Landlord shall have such time that is reasonable under the circumstances to cure such default. If the alleged default is Landlord's failure to (i) maintain, repair, replace, alter, add to or improve Office Center structure or systems as required by this Lease, and if the Notice from Tenant was labeled "CONFIDENTIAL/URGENT" on the envelope containing the notice and alerted Landlord to the possibility of self-help by Tenant pursuant to this Section, then Tenant may have an engineering structure or system survey conducted with respect to the Office Center by a qualified engineer selected by Tenant and subject to Landlord's approval (not to be unreasonably withheld, conditioned or delayed) for the purpose of establishing (i) whether or not Landlord is in default with respect to the performance specifications or other requirements of this Lease, (ii) if Landlord is in default, the estimated cost of performance of the defaulted obligation to comply with this Lease, and (iii) the method by which the default, if any, should be cured. If the survey establishes that Landlord is in default, then Tenant shall have the right to offset the cost of the survey from Tenant's Annual Base Rent. If after the survey is completed Landlord fails to commence the prompt and diligent cure of the default of its obligation, then Tenant shall have the option -- but commencing no sooner than twenty (20) days after another written notice and demand by Tenant to Landlord, which must also be labeled "CONFIDENTIAL/URGENT" on the envelope and must be delivered to Landlord no earlier than the completion and delivery of the survey -- to perform the defaulted obligation in the manner prescribed in the survey and offset the cost thereof against the next installment(s) of Annual Base Rent. Except as otherwise provided in this Lease, in the event of a default by Landlord, Tenant shall be entitled to any remedies available at law or in equity except for the right to terminate or rescind the Lease. It is expressly understood and agreed to between the parties that except as specifically provided in this Lease, Tenant expressly, knowingly, and voluntarily waives any right, claim, or remedy otherwise available to Tenant to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement allegedly made on behalf of Landlord, whether in this Lease or elsewhere. No act or omission of Landlord or its agents shall constitute an actual or constructive eviction of Tenant unless Landlord shall have first received written notice of Tenant's claim and shall have failed to cure it after having been afforded a reasonable time to do so, which in no event shall be less than thirty (30) days. Notwithstanding anything in this Lease to the contrary, Landlord shall never be liable to Tenant in the event of a default by Landlord or otherwise under any provision of this Lease for any loss of business or profits or other consequential damages or for punitive or special damages of any kind. None of Landlord's officers, members, managers, employees, agents, directors, shareholders, or partners shall ever have any personal liability to Tenant under or in connection with this Lease. Tenant shall look solely to Landlord's estate and interest in the Office Center for the satisfaction of any right or remedy of Tenant under this Lease, or for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord, it being intended that there will be absolutely no personal liability on the part of Landlord, and no other property or assets of Landlord or its principals shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's rights or remedies under this Lease, the relationship of Landlord and Tenant under this Lease, Tenant's use and occupancy of the Premises, or any other liability of Landlord to Tenant of whatever kind or nature, this exculpation of liability to be absolute and without exception whatsoever.

       ALTERATIONS. Landlord agrees that Tenant may, at its own expense from time to time during the term hereof make alterations, additions and changes in and to the interior of the Premises (except those of structural nature) as it may find necessary or convenient for its purposes, provided that the value of the Premises is not thereby diminished and provided that Tenant shall use only those entities which are on Landlord's current list of approved contractors and subcontractors. Notwithstanding any provision to the contrary, no alterations, additions or changes costing in excess of Ten Thousand Dollars ($10,000.00) may be made without first procuring the approval in writing of Landlord, which approval shall not be unreasonably withheld. In addition, no alterations, additions or changes shall be made to the exterior walls or roof of the Premises and the electrical, plumbing and HVAC systems servicing the Premises, nor shall Tenant erect any mezzanine or increase the size of any mezzanine, if one shall be initially constructed without the prior written approval of Landlord. In no event shall Tenant make or cause to be made any penetration through the roof of the Premises or Office Center. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Section. All alterations, additions, improvements or changes to be made to the Premises which require the approval of Landlord shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications with respect thereto, approved in writing by Landlord before the commencement of any work. In addition to the approval of the plans and specifications as herein described, Tenant shall further submit the names of all contractors, subcontractors and other entities utilized to make alterations of the Premises for Landlord's approval prior to commencement of any work. All work done with respect to alterations, additions and changes must be done in a good and workmanlike manner and diligently prosecuted. Any such changes, alterations and improvements shall be performed and done strictly in accordance with the laws and ordinances related thereto, and shall comply with the ADA. In performing the work of any such alterations, additions or changes, Tenant shall have the work performed in a manner that will not obstruct the access to the premises of any other tenant in the Office Center. Tenant may remove any alterations, improvements and changes made by Tenant pursuant to this Section upon the termination of this Lease provided Tenant repairs any damage caused by such removal. All improvements not removed by Tenant prior to the expiration or early termination of this Lease shall become a part of the Premises.

         LIENS. The interest of Landlord in the Premises shall not be subject in any way to any liens, including construction liens, for improvements to or other work performed with respect to the Premises by or on behalf of Tenant. Tenant shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion, or other estate of Landlord (or the interest of any ground lessor) in the Premises or in the Office Center and all mechanics, materialmen, contractors, artisans, and other parties contracting with Tenant or its representatives or privies with respect to the Premises or any part of the Premises are hereby charged with notice that they must look to the Tenant to secure payment of any bill for work done or material furnished or for any other purpose during the Lease Term. The foregoing provisions are made with express reference to Section 713.10, Florida Statutes (2002). Notwithstanding the foregoing provisions, Tenant, at its expense, shall cause any lien filed against the Premises or the Office Center for work or materials claimed to have been furnished to Tenant to be discharged of record or properly transferred to a bond pursuant to Section 713.24, Florida Statutes (2002), within ten (10) days after notice thereof to Tenant. Further, Tenant agrees to indemnify, defend, and save Landlord harmless from and against any damage or loss, including reasonable attorneys' fees, incurred by Landlord as a result of any such lien. Tenant shall notify every contractor making improvements to the Premises that the interest of the Landlord in the Premises shall not be subject to liens for improvements to or other work performed with respect to the Premises by or on behalf of Tenant. Tenant shall execute, acknowledge, and deliver without charge a short form of lease or notice in recordable form containing a confirmation that the interest of Landlord in the Premises and the Office Center shall not be subject to liens for improvements or other work performed with respect to the Premises by or on behalf of Tenant. If such a short form of lease or notice is executed, it shall expressly provide that it shall be of no further force or effect after the last day of the Lease Term or on the filing by Landlord of an affidavit that the

Lease Term has expired or the Lease has been terminated or that the Tenant's right to possession of the Premises has been terminated.

         ACCESS TO PREMISES.
         -------------------
                  Landlord reserves the right to install, use, maintain, and repair pipes, ducts, and conduits in and through the Premises. Landlord and persons authorized by Landlord may enter the Premises at any time without notice to Tenant in the event of an emergency involving possible injury to property or persons in or around the Premises or the Office Center or to provide routine janitorial services. Landlord and persons authorized by Landlord shall also have the right to enter the Premises at all reasonable times and upon reasonable advance oral or written notice for the purposes of making repairs, replacements, and improvements which may be Landlord's obligation under this Lease or which Landlord deems necessary for the safety, protection, or preservation of the Office Center or when such entry will facilitate repairs, alterations, or additions to the Office Center or any tenant's premises. If reasonably necessary in emergency circumstances for the protection and safety of Tenant and its agents and employees, Landlord may temporarily close the Premises to perform repairs, alterations, or additions to the Office Center, provided that Landlord shall use best efforts to notify Tenant in advance of such closure and to perform all such work after Normal Business Hours. If any such closure shall exceed forty-eight (48) hours, rent shall abate one (1) day for each day of closure commencing after the forty-eight (48) hour period.

                  Landlord may exhibit the Premises to prospective purchasers or mortgagees of Landlord's interest in the Premises at reasonable times during Normal Business Hours after reasonable advance oral or written notice. During the last twelve (12) months of the Lease Term, Landlord or its agents may exhibit the Premises to prospective tenants at reasonable times during Normal Business Hours.

         LANDLORD LIEN. Landlord shall be entitled to any and all rights it may have to a statutory landlord's lien on Tenant's personal property, including without limitation, Tenant's inventory, trade fixtures, and removable equipment and fixtures located within the Premises. Notwithstanding the foregoing, Landlord's lien shall be subordinate to the lien of any lender holding a mortgage or security interest in Tenant's personal property pursuant to any financing agreements and Landlord shall execute, upon the request of Tenant and at Tenant's expense including reasonable attorneys' fees, confirmation of such subordination in form reasonably satisfactory to such lender and Landlord.

         OFFICE CENTER AND COMMON AREAS.
         ------------------------------
                  Landlord shall make available within the Office Center such areas and facilities (the "Common Areas") including, but not limited to, a lobby, delivery facilities, walkways, common corridors, landscaped and planted areas, elevators, stairways, and public restrooms, as Landlord shall deem appropriate. Landlord shall operate, manage, equip, light, repair, maintain and insure (as set forth in this Lease) the Common Areas for their intended purposes and for such purposes may incur expenses as Landlord shall in its sole discretion deem appropriate, all of which expenses shall be included within the definition of Expenses. Landlord may, at any time and from time to time, without the same constituting an actual or constructive eviction, and without otherwise incurring any liability to Tenant, increase, reduce, or change the number, type, size, location, elevation, nature, and use of any of the Common Areas, make improvements, alterations, or additions to the Office Center, remove or change the arrangement and/or location of entrances or passageways, corridors, elevators, stairs, public restrooms, or other public parts of the Office Center, and change the name or number by which the Office Center is known: provided, however Landlord shall maintain such Common Areas in accordance with applicable laws and codes and shall maintain at least one (1) women's and one (1) men's public restroom on the floor of the Office Center on which the Premises is located. Landlord may also temporarily close the Common Areas to make repairs.

                  As long as Tenant is entitled to possession of the Premises, Tenant shall have a non-exclusive right, in common with Landlord, the other tenants of the Office Center, and all others to whom Landlord has granted or may hereafter grant rights, to use the Common Areas (including using the Common Areas for access to the Premises), subject to the terms of this Lease and such rules and regulations as Landlord may from time to time impose. The Common Areas shall at all times be subject to the exclusive control and management of Landlord. Landlord may grant third parties specific rights with respect to portions of the Common Areas and any such grant shall not be deemed an infringement on any rights granted to Tenant pursuant to this Lease or otherwise.
                  This Lease does not create, nor will Tenant have any express or implied easement for, or other rights to, air, light, or view over, from, or about the Office Center.

                  Tenant shall conform to the Rules and Regulations attached as an exhibit to this Lease and all other rules and regulations promulgated by Landlord regarding the use of the Office Center of which Tenant is given written notice. No failure of Landlord to enforce such rules and regulations against any other tenant shall be deemed a default by Landlord under this Lease, or excuse compliance with the rules and regulations by Tenant.

         ENVIRONMENTAL LAWS.
         ------------------
                  Tenant represents and warrants to Landlord that Tenant's use of, and activities on, the Premises shall be conducted in compliance with all Environmental Laws. In the event any of Tenant's activities require the use of "hazardous" or "toxic" substances or materials, as such terms are defined by any of the Environmental Laws, then Tenant represents and warrants to Landlord that Tenant has received all permits and approvals required under the Environmental Laws with respect to such toxic or hazardous substances. Tenant covenants and agrees to maintain the Premises in a "clean" condition during the Lease Term, as extended or renewed. As used in this section, the term "clean" shall mean that the Premises are in complete compliance with the standards set forth under the Environmental Laws and any standards set forth in this Lease. Notwithstanding anything contained herein, Tenant shall not be liable to clean up or remediate any environmental condition or contamination except contamination caused by Tenant, its employees, contractors, agents, invitees and guests.

                  In the event Tenant breaches any of its representations, warranties, or covenants and agreements contained in this section or fails to notify Landlord of the release of any hazardous or toxic substances from the Premises, then such breach or failure to notify shall be deemed a material default under this Lease and Landlord shall have all rights and remedies available to it, including, but not limited to, the right to terminate this Lease and the right to initiate a clean-up of the Premises, in which case Landlord shall be immediately reimbursed by Tenant for, and indemnified by Tenant from, any and all costs, expenses, losses, and liabilities incurred in connection with such clean-up (including all reasonable attorneys' fees) by Landlord. In the alternative, Landlord may require Tenant to clean-up the Premises and to fully indemnify and hold Landlord harmless from any and all losses, liabilities, expenses (including but not limited to reasonable attorneys' fees), and costs incurred by Landlord in connection with Tenant's clean-up action. Notwithstanding anything herein, Tenant agrees to pay, and shall indemnify Landlord from and against, any and all losses, claims, liabilities, costs, and expenses (including but not limited to reasonable attorneys' fees) incurred by Landlord as a result of any breach by Tenant of this section, and as a result of any contamination of the Premises due to Tenant's use of hazardous or toxic substances on the Premises. Tenant's indemnity hereunder shall not apply to any matter caused by Landlord, its tenants and subtenants (other than Tenant) or their respective employees, contractors or agents.

                  If Tenant's operations require the ongoing use of hazardous or toxic substances, then Tenant shall supply Landlord with copies of reports and any other monitoring information required by the Environmental Laws, and any failure by Tenant to do so shall be, at Landlord's option, a default under this Lease. As used in this section, "Premises" shall mean and refer to the property which is the subject of this Lease as well as any portion of the Office Center owned by Landlord which may be damaged or contaminated by the release of any toxic or hazardous substance.

                  Notwithstanding anything herein, Landlord agrees to pay, and shall indemnify Tenant from and against, any and all losses, claims, liabilities, costs, and expenses (including but not limited to reasonable attorneys' fees) incurred by Tenant as a result of any contamination of the Premises or the Office Center caused by Landlord or its employees, contractors or agents.

                  This section shall survive the expiration or sooner termination of this Lease.

         DESTRUCTION.
         ------------
                  If (i) the Office Center shall be so damaged that substantial alteration or reconstruction of the Office Center shall, in Landlord's reasonable opinion, be required (whether or not the Premises shall have been damaged by such casualty); or (ii) any mortgagee of the Office Center should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt; or (iii) there is any material uninsured loss to the Office Center; or (iv) the Premises shall be partially damaged by casualty during the last two (2) years of the Lease Term, and the estimated cost of repair exceeds ten (10%) percent of the Annual Base Rent then remaining to be paid by Tenant for the balance of the Lease Term; Landlord may, within ninety
(90) days after such casualty, give written notice to Tenant of Landlord's election to cancel and terminate this Lease, and the balance of the Lease Term shall automatically expire on the fifth (5th) day after such notice is delivered.

                  If (i) Landlord does not have the right to terminate this Lease pursuant to Subsection (a), or (ii) Landlord has the right to terminate and does not elect to do so, or (iii) the Premises shall be partially or completely damaged by casualty at any time during the Lease Term and Landlord does not terminate this Lease under Subsection (a), Landlord shall promptly commence and proceed with reasonable diligence to restore the Office Center and the Premises (including the initial Tenant Improvements) (provided that Landlord shall not be required to restore any unleased premises in the Office Center) within two years of Landlord's commencement of such restoration to substantially the same condition they were in immediately prior to the happening of the casualty. When repairs to the Premises which are Landlord's obligation pursuant to this section, if any, have been completed by Landlord, Tenant shall complete the restoration or replacement of the Premises and all of Tenant's Property necessary to permit Tenant's re-occupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such cost prior, and as a condition, to Landlord's commencement of repair and restoration of any portion of the Premises.

                  Notwithstanding Subsections (a) and (b), (i) Landlord shall have no duty to restore, rebuild, or replace any Alterations (except the initial Tenant Improvements) or Tenant's Property; and (ii) Landlord's obligations to repair, rebuild, or restore the Office Center or the Premises shall exist only to the extent that insurance proceeds are available to Landlord in connection with the casualty which gave rise to Landlord's obligation to repair, rebuild, or restore.

                  Rent shall abate in proportion to the portion of the Premises not useable by Tenant as a result of any casualty, as of the date on which the Premises becomes unusable. Landlord shall not be liable to Tenant for any delay in restoring the Premises or any inconvenience or annoyance to Tenant or injury to Tenant's business resulting in any way from such damage or the repairs, Tenant's sole remedy being the right to an abatement of Rent.

         CONDEMNATION.
         -------------
                  For purposes of this section, any of the following three (3) events shall be deemed a "Taking": (i) if all or any part of the Premises or the Office Center is taken or condemned through the exercise of the power of eminent domain by any governmental or private board, body, or agency having the right to exercise such power; or (ii) if all or any part of the Premises or the Office Center is conveyed to any such condemning authority under threat of condemnation before or after proceedings have been commenced to acquire such property by the condemning authority; or (iii) if a "taking" is judicially declared in any proceeding in which Landlord and Tenant have been served with process and given the opportunity to participate in the proceeding. Landlord shall notify Tenant in writing in the event of any Taking.

                  In the event of a Taking of all of the Premises or the Office Center, this Lease shall terminate on the date upon which title vests in the condemning authority (the "Date of Taking").

                  In the event of a Taking of any portion of the Premises or, even if no portion of the Premises is taken, if a portion of the Office Center is taken resulting in a loss of parking spaces so that the Office Center has fewer parking spaces than is required by applicable law as of such date, or if access to the Office Center or the Premises is taken or substantially impaired, then, and only under those circumstances described above, either Landlord or Tenant may elect to terminate this Lease effective as of the Date of Taking by providing written notice of termination to the other not later then ten (10) days after the Date of Taking, and, in such event, Rent and all other charges payable by Tenant under this Lease shall be apportioned and paid to the Date of Taking. In the event of a Taking resulting in the loss of more than fifty percent (50%) of the parking spaces leased to Tenant pursuant to Section 51 hereinbelow and such spaces are not replaced by Landlord with spaces as determined by Landlord and provided by Landlord within 120 days, Tenant may elect to terminate this Lease effective as of the Date of Taking by providing written notice of termination to the other not later then ten (10) days after the Date of Taking, and, in such event, Rent and all other charges payable by Tenant under this Lease shall be apportioned and paid to the Date of Taking.

                  If either party, having a right to terminate this Lease pursuant to Subsection (c) above, fails so to terminate this Lease within the time and in the manner set forth in Subsection (c), or elects not to terminate this Lease, this Lease shall continue in full force and effect but Rent payable under this Lease shall abate in direct proportion to the number of rentable square feet of space in the Premises so taken. Except as expressly provided herein, no rental abatement shall be due for loss of any other portion of the Common Areas, Tenant recognizing that Tenant's right to utilize such parking spaces and Common Areas in common with Landlord's other tenants does not vest in Tenant any leasehold or other ownership interest in and to any of such parking spaces or Common Areas.

                  In any case in which this Lease shall not terminate, but shall continue with respect to the portion of the Premises remaining after the Taking, Landlord shall restore that portion of the Premises so remaining to as near a complete architectural unit as is practical; provided, however, that if Landlord's costs and expenses incurred or to be incurred in connection with such restoration are reasonably estimated by Landlord to exceed fifty (50%) percent of the award to be received by Landlord for any buildings or structures taken and for damages to the remaining buildings or structures, Landlord, regardless of whether Landlord and Tenant have earlier elected to continue this Lease as to the remaining Premises, may nevertheless terminate this Lease by written notice to Tenant within thirty (30) days following Landlord's receipt of payment representing full compensation for the Premises or Office Center so taken or damaged by such Taking. Landlord's obligations to restore the Premises pursuant to this subsection shall be conditioned upon the consent of any mortgagee of the Office Center to the use of the condemnation award for such purpose.

                  Except to the extent set forth in Subsection (g) below, all awards in condemnation, whether recovered as a result of litigation, or in settlement thereof, or as part of a private purchase in lieu of condemnation, and whether termed compensation or damages, but payable in any event for the Taking of all or a portion of the Premises or the Office Center shall belong solely to Landlord. Tenant assigns to Landlord all of Tenant's right, title, and interest, if any, in and to such awards in condemnation, and all rights to an apportionment thereof. Tenant consents to Landlord's withdrawal of any sum deposited into the court registry of any court of competent jurisdiction by a condemning authority, at any time during the pendency of condemnation proceedings, should such proceedings be initiated against Landlord, except to the extent to which any sums so deposited represent damages or compensation which belong to Tenant pursuant to the provisions of Subsection (g) below.

                  Tenant shall have the right to claim and recover, provided Tenant asserts and pursues such claims against the condemning authority, only that compensation or damage representing Tenant's moving and relocation expenses and the value of personal property and trade fixtures owned by Tenant and which do not become the property of Landlord upon the expiration or sooner termination of this Lease. Tenant may also pursue its business damage claim against the condemning authority; provided, however, that to the extent to which any business damage claim asserted by Tenant serves as a basis upon which the condemning authority elects to take or condemn more of Landlord's property than otherwise required for its project in order to save acquisition costs, Tenant assigns such claims to Landlord and Landlord shall be entitled to either pursue, compromise, or abandon any of such claims as Landlord, in its sole discretion, shall determine.

        MAINTENANCE OF PREMISES.
        ------------------------
                  Landlord shall repair and maintain in good order and condition, ordinary wear and tear excepted, the roof, the outside walls, the structural portions of the Premises, and the electrical, plumbing, and HVAC systems servicing the Premises. Tenant waives the provisions of any law, or any right Tenant may have under common law, permitting Tenant to make repairs at Landlord's expense or to withhold Rent or terminate this Lease based on any alleged failure of Landlord to make repairs. All costs associated with the repair and maintenance obligations of Landlord under this section shall be included in and constitute Expenses.

                  Except as provided in Subsection (a), Landlord shall have no maintenance obligation with respect to the Premises and no obligation to make any repairs, in, on, or to the Premises. Tenant assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance, and management of the Premises, including all improvements, throughout the Lease Term, except to the extent expressly set forth in Subsection (a). Tenant shall maintain the Premises (including, without limitation, all furniture, fixtures, equipment, and decorations) in good repair and in a clean, attractive, first-class condition. Without limiting the generality of foregoing, Tenant agrees to repair, replace, and maintain in good and operational order and condition the non-structural interior portions of the Premises, including interior doors, interior windows, plate and window glass, floor coverings, wall coverings, furniture, fixtures, equipment, and appliances and the electrical and mechanical systems not considered Office Center standard which have been installed for the exclusive use and benefit of Tenant such as electrical services for computers or similar items and security or telephone systems for the Premises. All replacements shall be of equal quality and class to the original items replaced. Tenant shall not commit or allow to be committed any waste on any portion of the Premises.

         ESTOPPEL CERTIFICATES. From time to time, Tenant, upon not less than five business (5) days' prior written notice, shall execute and deliver to

Landlord a statement in writing certifying, to the best of Tenant's knowledge:
(i) that this Lease is unmodified and in full force and effect (or if there shall have been any modification, that the same is in full force and effect as modified and stating the modification), (ii) the amount of any prepaid Rent or security deposit paid under this Lease, (iii) the dates to which the Rent and other charges have been paid, (iv) whether or not Tenant claims any defenses or offsets with respect to its obligations under this Lease and whether or not Landlord is in default in the performance of any covenant, agreement, or condition contained in this Lease on its part to be performed and, if so, specifying each such defense, offset, or default of which Tenant may have knowledge, and (v) such other factual matters as may be reasonably required by institutional lenders in similar estoppel certificates. In addition, if requested, Tenant shall provide such financial information concerning Tenant and Tenant's business operations and any Guarantor as may be reasonably requested by any mortgagee or prospective mortgagee or purchaser of the Premises. Should Tenant fail timely to deliver a statement, in addition to any other remedies available to Landlord, Landlord shall have the right to deliver such statement as Tenant's attorney-in-fact. The limited power of attorney granted by Tenant in the immediately preceding sentence being coupled with an interest is deemed to be irrevocable by Tenant. Nothing contained in this section shall constitute a waiver by Landlord of any default in payment of Rent or other charges existing as of the date of such notice.

         SUBORDINATION. This Lease is and shall be subject and subordinate to any ground, overriding, or underlying leases and the rights of the landlords under such leases and to all mortgages which may now or hereafter affect such leases or the Office Center, and to all renewals, modifications, consolidations, replacements, and extensions of such leases and mortgages. This section shall be self-operative and no further instrument of subordination shall be necessary. However, in confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may reasonably request; provided, Landlord shall use good faith efforts to obtain and agreement from such lien holder or overlessor which shall assure Tenant's right to possession of the Premises and other rights granted under this Lease in accordance with this Lease's terms and conditions. The failure of Tenant to execute any such certificate within ten
(10) days following written demand by Landlord shall constitute a material default under the terms of this Lease. In addition, and without limitation of the rights set forth above, should Tenant fail timely to deliver a certificate, in addition to any other remedies available to Landlord, Landlord shall have the right to deliver such certificate as Tenant's attorney-in-fact. The limited power of attorney granted by Tenant in the immediately preceding sentence being coupled with an interest is deemed to be irrevocable by Tenant. If any ground or underlying lease is terminated, or any mortgage foreclosed, this Lease shall not terminate or be terminable by Tenant unless Tenant was specifically named in any termination or foreclosure judgment or final order for the sole purpose of terminating this Lease. If any ground or underlying lease is terminated as aforesaid, or if the interest of Landlord under this Lease is transferred by reason of or assigned in lieu of foreclosure or other proceedings for enforcement of any mortgage, or if the holder of any mortgage acquires a lease in substitution therefor, or if this Lease is terminated by termination of any lease or by foreclosure of any mortgage to which this Lease is or may be subordinate, then Tenant will, at the option to be exercised in writing by the landlord under any ground or underlying lease or such purchaser, assignee, or tenant, as the case may be, (i) attorn to it and will perform for its benefit all the terms, covenants, and conditions of this Lease on Tenant's part to be performed with the same force and effect as if said landlord or such purchaser, assignee, or tenant were the landlord originally named in this Lease, or (ii) enter into a new lease with the landlord or the purchaser, assignee, or tenant for the remainder of the Lease Term and otherwise on the same terms, conditions, and Rents as provided in this Lease.

         INDEMNIFICATION. Landlord and Tenant shall each indemnify, defend, and save harmless the other party and such other party's employees, agents, and contractors (the "Indemnified Parties") from and against any and all loss, damage, claim, demand, liability, or expense (including reasonable attorneys' fees) resulting from claims by third parties and based on any acts or omissions of the indemnitor, its employees, agents, and contractors in connection with the Office Center. The indemnitor shall have the right to assume the defense of any claim covered by this indemnity on behalf of both itself and the Indemnified Parties, provided that the lawyers selected by the indemnitor to handle such defense are reasonably satisfactory to the Indemnified Parties and such representation does not result in a conflict of interest for such lawyers. The Indemnified Parties may not settle any claim covered by this Indemnity section without the consent of the indemnitor.

         ANTI-WAIVER. The failure of a party to insist upon the strict performance of any provision of this Lease or to exercise any remedy for any default shall not be construed as a waiver. The waiver of any breach of term, covenant or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition contained in this Lease. No notice to or demand on a party shall of itself entitle such party to any other or further notice or demand in similar or other circumstances. No waiver shall be effective unless expressed in writing and signed by the waiving party. The receipt or acceptance by Landlord of any Rent after default on the part of Tenant (whether such Rent is due before or after such default) shall not be deemed to operate as a waiver of any preceding breach of Tenant of any term, covenant or condition of this Lease (regardless of Landlord's knowledge of such preceding breach at the time of such receipt or acceptance of such Rent), or as a waiver of the right of Landlord to enforce the payment of any other Rent reserved in this Lease which may be due and owing at such time, or otherwise, or to pursue any other remedies provided in this Lease or otherwise available to Landlord. No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent actually owed pursuant to the terms of this Lease shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement of, or statement on, any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided under this Lease. No act of Landlord shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. The acceptance of the keys to the Premises by the Landlord from the Tenant prior to the termination of this Lease will not operate as a termination of the Lease or a surrender of the Premises unless done pursuant to a written agreement duly executed on behalf of Landlord and specifically evidencing an express intention by Landlord so to effect a termination or accept a surrender. It is the intention of the parties that this section modify the common law rules of waiver and estoppel.

         NO REPRESENTATIONS BY LANDLORD. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the Office Center or the Premises, the Rents, leases, expenses of operation, or any other matter affecting or relating to the Premises, except as expressly set forth in this Lease and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease.

         SERVICES AND UTILITIES.
         ----------------------
                  During the Lease Term and so long as Tenant is entitled to possession of the Premises, Landlord shall furnish the following services:

                           Air conditioning and heating in season during Normal Business Hours. At other times, air conditioning and heating will be furnished at a building standard charge (payable by Tenant to Landlord on written demand by Landlord) and on building standard terms relating to advance notice, minimum hours, minimum zones, and other matters.

                           Janitorial and general cleaning services on Business Days.

                           Passenger elevator service to all floors of the Office Center.

                           Reasonable amounts of cold running water to lavatories and toilets in or appurtenant to the Premises.

                           Electricity.

                  Tenant shall pay to Landlord, as Additional Rent, any costs associated with providing any building services or utilities to or for Tenant at times other than the Normal Business Hours (including, but not limited to, during the initial build-out of Premises, unless Tenant has commenced the payment of Rent under this Lease), as determined from time to time by Landlord, and the costs of any modification to any Office Center utility or service system necessary to accommodate Tenant. Notwithstanding the foregoing, Landlord shall not be required to make any modification to any utility or service system of the Office Center on behalf of Tenant.

                  Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service or any other utility service to the Premises is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electrical and heating, ventilating, and air conditioning services furnished by Landlord shall not exceed, either in voltage, rated capacity, use, or overall load, that which Landlord deems to be standard for the Office Center. If Tenant requests permission to consume electrical or heating, ventilating, and air conditioning services in excess of those deemed by Landlord to be standard for the Office Center, Landlord may refuse to consent to such usage or may consent upon such conditions as Landlord elects (including the installation of utility service upgrades, submeters, air handlers, or cooling units), and all costs associated with such additional usage and the installation and maintenance of facilities therefor shall be paid by Tenant as Additional Rent.

                  In no event shall Landlord be liable for damages resulting from any of the fixtures or equipment in the Office Center being out of repair, or for injury to persons, property, or business caused by any defects in the electric, elevator, HVAC, or water apparatus, or for any damages arising out of the failure to furnish HVAC, elevator, water, janitor, or other service, unless due to the gross negligence or intentional wrongful acts of Landlord, and any such interruption or failure shall in no manner constitute an actual or constructive eviction of Tenant or entitle Tenant to abatement of any Rent due under this Lease.

                  Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services, Landlord shall not be deemed to have warranted the efficiency of such security personnel, services, procedures, or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures, or equipment to prevent or control, or apprehend anyone suspected of, personal injury or property damage in, on, or around the Office Center.

         SECURITY DEPOSIT. The Security Deposit shall be paid to Landlord on or before the date that is 45 months after the Delivery Date.. The Security Deposit shall be held by Landlord as security for Tenant's full and faithful performance of the terms, covenants, and conditions of this Lease including the payment of Annual Base Rent and Additional Rent for the last month of the Lease Term. The Security Deposit shall never constitute liquidated damages for any default by Tenant. The Security Deposit may be commingled with other funds of Landlord and Landlord shall have no liability for the accrual or payment of any interest on the Security Deposit.

                  Application of Security Deposit. Landlord may use, apply, or retain the whole or any part of the Security Deposit to the extent required for the payment of Annual Base Rent and Additional Rent for the last month of the Lease Term. The right to possession of the Premises by Landlord for nonpayment of Rent or for any other reason shall not in any event be affected by the existence of the Security Deposit.

                  Payment. Tenant shall deliver to Landlord the Security Deposit on the date specified herein. Failure to pay the amount due within the required time period shall constitute a material default under this Lease.

                  Transfer of Office Center. In the event of a sale or transfer of the Office Center or any part of the Office Center, Landlord shall have the right to transfer the Security Deposit to the vendee, and if the Security Deposit is so transferred, Landlord shall thereafter be relieved from any liability with respect to the Security Deposit. Landlord shall provide Tenant with written notice of such transfer of the Security Deposit.

                  Prohibition on Tenant Assignment. Tenant shall not assign (except upon a full assignment of Tenant's leasehold interest) or encumber its rights with respect to the Security Deposit. Landlord and its successors or assigns shall not be bound by any purported assignment or have any liability to any purported assignee.

                  When Returned. If Tenant fully and faithfully complies with all of the terms, covenants, and conditions of this Lease, any part of the Security Deposit not used or retained by Landlord pursuant to the terms of this

Lease shall be returned to Tenant after the expiration of the Lease Term and after Tenant's delivery of possession of the Premises to Landlord.

         GOVERNMENTAL REGULATIONS.
         ------------------------
                  Subject to the Landlord's obligations set forth in Exhibit "F", Tenant, at its sole cost and expense, shall promptly comply with all laws, orders, and regulations of all county, municipal, state, federal, and other applicable governmental authorities, and all recorded covenants and restrictions affecting the Office Center, now in force, or which may hereafter be in force, pertaining to Tenant or its use of the Premises, and shall faithfully observe, in the use of the Premises, all municipal and county ordinances and state and federal laws now in force or which may hereafter be in force, which shall impose any duty upon Tenant with respect to the Premises or the use or occupancy of the Premises, including, but not limited to, all such laws relating to fire and safety, hazardous materials, indoor air quality, and to persons with disabilities, and specifically, but without limitation, maintenance of sprinklers, fire alarms, smoke detectors and other sensors, and alterations and other measures necessary to comply with the ADA, including, without limitation, modification of Tenant's policies, practices and procedures, and providing auxiliary aids and services to disabled persons. Nothing herein shall obligate Tenant to make structural modifications to the Premises or the Office Center unless such modifications are required because of Tenant's use of the Premises and/or the Office Center. At Landlord's option, such compliance, installation, and maintenance caused by of Tenant's use of the Premises and/or the Office Center may be performed by Landlord, at Tenant's expense, to be paid by Tenant promptly when billed by Landlord.

                  Tenant shall, at its sole cost and expense, comply with all requirements of the Board of Fire Underwriters of Florida or any other similar body affecting Tenant's use of the Premises and shall not use the Premises in a manner which shall increase the rate of fire insurance or other insurance of Landlord over that in effect during the year prior to the Commencement Date. If the use of the Premises by Tenant increases any such insurance rate with respect to the Office Center, Tenant shall reimburse Landlord for all such increased costs.

                  Tenant shall, at its sole cost and expense, promptly apply for, and with due diligence obtain, all licenses and permits from time to time required to enable Tenant to conduct its business under this Lease. No failure of Tenant to obtain or maintain such licenses or permits, or extensions or renewals thereof, shall release Tenant from the performance and observance of Tenant's obligations under this Lease.

         SIGNS. Tenant will not place or permit to be placed or maintained on any portion of the Office Center, including on any exterior door, wall, or window of the Premises, or within the interior of the Premises, if visible from the exterior of the Premises, any signage or advertising matter of any kind, without first obtaining Landlord's written approval and consent, which may be arbitrarily withheld. Notwithstanding the foregoing, Tenant shall be permitted to place a sign bearing its name on the entrance door to the Premises and will be furnished a single listing of its name in the Office Center's Directory, all in accordance with the criteria adopted from time to time by Landlord for the Office Center. Any changes or additional listings in the Directory shall be furnished (subject to availability of space) for a building standard charge.

         SURVIVAL; PRIOR LEASE. Any liability or obligation of Landlord or Tenant arising during or accruing with respect to the Lease Term shall survive the expiration or earlier termination of this Lease, including, without limitation, obligations and liabilities relating to (i) the adjustments of Additional Rent for Expenses referenced in the Operating Expenses section of this Lease, (ii) the condition of the Premises or the removal of Tenant's Property, and (iii) the indemnity provisions of this Lease. It is understood and agreed that Tenant is successor in interest to PowerCerv Technologies Corporation ("PowerCerv"), the tenant under that certain Office Lease dated January 30, 1987, as amended (the "Prior Lease"), and the premises under the Prior Lease will be made a part of the Premises. Promptly upon the Commencement Date, Landlord and Tenant shall execute a termination of the Prior Lease and, provided Tenant is not then in default under the Prior Lease, Tenant shall be released from the unamortized tenant improvement allowance which would have been paid by the tenant thereunder. However, Tenant shall remain liable for liabilities or obligations that survive the expiration of the Prior Lease, including but not limited to adjustments of the prorated portion of Additional Rent for Expenses under the Prior Lease for the partial year prior to termination thereof.

         BROKER. Landlord and Tenant represent and warrant that they neither consulted nor negotiated with any broker or finder with respect to the Premises, except the Leasing Broker. Landlord and Tenant agree to indemnify, defend, and save the other harmless from and against any claims for fees or commissions from anyone other than the Leasing Broker with whom they have dealt in connection with the Premises or this Lease including attorneys' fees incurred in connection with the defense of any such claim. Landlord shall indemnify and hold Tenant harmless against payment of any leasing commission due the Leasing Broker in connection with this Lease.

         QUIET ENJOYMENT.
         ---------------
                  Landlord covenants and agrees that, upon Tenant's paying the Annual Base Rent and any Additional Rent payable under this Lease and performing all of the other provisions of this Lease on its part to be performed, Tenant may peaceably and quietly hold and enjoy the Premises and Storage Space for the Lease Term without material hindrance or interruption by Landlord or any other person claiming by, through, or under Landlord, subject, nevertheless, to the terms, covenants, and conditions of this Lease and all existing or future ground leases, underlying leases, mortgages, or deeds of trust encumbering the Office Center.

                  Notwithstanding the foregoing, Landlord may close the Office Center and preclude access to the Premises in the event of the threat of an emergency such as a hurricane, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, floods, other natural disaster, or act of God.

         END OF TERM.
         -----------
                  Tenant shall surrender the Premises to Landlord at the expiration or sooner termination of this Lease in good order and condition, broom clean, except for reasonable wear and tear and damage by fire or other casualty (but recognizing Tenant's obligations to maintain the Premises as provided in this Lease) and Tenant shall surrender all keys for the Premises to

Landlord. Unless Landlord shall have consented in writing to Tenant's holding over, Tenant shall be liable to Landlord for all damages which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify, defend, and save Landlord harmless against all costs, claims, loss, or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the Lease Term shall be construed to extend the Lease Term or prevent Landlord from immediate recovery of possession of the Premises.

                  The term "Landlord's Property" shall mean all fixtures, including those items that may be denominated or characterized as Tenant's business or trade fixtures, equipment, improvements, appurtenances, and carpeting, attached to or built into the Premises at the Commencement Date or during the Lease Term, whether or not by or at the expense of Tenant, and any personal property in the Premises on the Commencement Date, unless installed and paid for by Tenant. Alterations, whether temporary or permanent in character, including, but not limited to, HVAC equipment, wall coverings, carpeting and other floor coverings, blinds and other window treatments, lighting fixtures and bulbs, built-in or attached shelving, built-in furniture, countertops, cabinetry, bathroom fixtures, sinks, kitchen area improvements, and wall mirrors, made by Landlord or Tenant in or upon the Premises shall be deemed Landlord's Property. All Landlord's Property shall be and remain a part of the Premises at the expiration or sooner termination of the Lease Term (without compensation to Tenant) and shall not be removed or replaced by Tenant without the prior written consent of Landlord.

                  The term "Tenant's Property" shall mean all moveable machinery and equipment, including moveable communications equipment and moveable office equipment, which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without structural damage to the Premises and the Office Center, and all moveable furniture, furnishings, and other articles of moveable personal property owned by Tenant and located in the Premises. Subject to the Landlord's statutory landlord's lien, Tenant's Property may be removed by Tenant at any time during the Lease Term; provided, however, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Office Center resulting from the initial installation or removal, or both, of Tenant's Property. Any machinery, equipment, furniture, furnishings, or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord and shall not be considered Tenant's Property, but shall be deemed Landlord's Property.

                  Upon the expiration or sooner termination of the Lease Term, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord) and all Alterations which Landlord designates by notice to Tenant given at any time up to six (6) months prior to the termination of the Lease. Tenant, at Tenant's sole cost and expense, shall also repair any damage to the Premises and the Office Center caused by such removal. Any items of Tenant's Property which shall remain in the Premises after the expiration or sooner termination of the Lease Term, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property to be disposed of by Landlord, without accountability to Tenant or any other party, in such manner as Landlord shall determine, at Tenant's expense.

         RECORDATION. Tenant shall not record this Lease or any memorandum, "short form," or other notice of this Lease without the prior written consent of Landlord.

         LEASE NOT BINDING UNLESS EXECUTED. Submission by Landlord of this Lease for execution by Tenant shall not constitute an offer and shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease.

         CONSTRUCTION OF LANGUAGE. Whenever in this Lease the context allows, the terms "Lease," "Lease Term," and "term of this Lease," or terms of similar import, shall be deemed to include all renewals, extensions, or modifications of this Lease or the Lease Term; and the word "including" shall be deemed to mean "including without limitation." The headings of sections or subsections in this Lease are for convenience only and shall not be relevant for purposes of interpretation of the provisions of this Lease. This Lease has been negotiated "at arm's length" by and between Landlord and Tenant, each having the opportunity to be represented by legal counsel of its choice and to negotiate the form and substance of this Lease, and therefore this Lease shall not be more strictly construed against either party by reason of the fact that one party may have drafted any or all of the provisions of this Lease.

         INTERLINEATION. Whenever in this Lease any printed portion has been stricken out, whether or not any relative provision has been added, this Lease shall be construed as if the material so stricken was never included in this Lease and no inference shall be drawn from the material so stricken out which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material were never contained in this Lease.

         ATTORNEYS' FEES. In connection with any suit, action, or other proceeding, including arbitration or bankruptcy, arising out of or in any manner relating to this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and disbursements (including disbursements which would not otherwise be taxable as costs in the proceeding). In addition, if Landlord becomes a party to any suit or proceeding affecting the Premises or involving this Lease or Tenant's interest under this Lease, other than a suit between Landlord and Tenant, or if Landlord engages counsel to collect any of the amounts owed under this Lease, or to enforce performance of any of the agreements, conditions, covenants, provisions, or stipulations of this Lease, without commencing litigation, then Landlord's costs, expenses, and reasonable attorneys' fees and disbursements incurred with respect thereto shall be paid to Landlord by Tenant, on demand, as Additional Rent. All references in this Lease to attorneys' fees shall be deemed to include all legal assistants' and paralegals' fees and shall include all fees incurred through all post-judgment and appellate levels and in connection with bankruptcy proceedings.

         NOTICES.
         --------
                  Except as otherwise expressly provided in this Lease, all Communications shall be in writing. A Communication shall be deemed to have been delivered and received on the earlier of the day actually received (by whatever means sent) if received before 5:00 PM on a Business Day (or, if not received before 5:00 PM on a Business Day, on the first Business Day after the day of receipt) or, regardless of whether or not received after the dates hereinafter specified, (i) on the date of transmittal by telecopier to the addressee's Notice Address, with the confirmation sheet obtained by the sender being deemed conclusive proof of the transmission of such telecopy; (ii) on the date of delivery or refusal of delivery, if by hand delivery; (iii) on the first Business Day after having been delivered to a nationally recognized overnight air courier service (such as Federal Express) before 5:00 PM; or (iv) on the third Business Day after having been deposited with the United States Postal Service, Registered or Certified Mail, Return Receipt Requested; in each case addressed to the respective party at the such party's Notice Address, which Notice Address may be changed by notice delivered to the other party in accordance with the terms of this section; provided that if Tenant has vacated the Premises or is in default of this Lease, Communications may be delivered by any manner permitted by law for service of process. Any Communication transmitted by telecopier after 5:00 p.m. shall be deemed to have been made on the next Business Day following the date on which it was transmitted.

                  The respective attorneys for each party are authorized to give any Communication pursuant to this Lease on behalf of their respective clients. Any Communication so given by an attorney shall be deemed to have been given by such attorney's client. However, failure to give a copy of any Communication to the attorney for a party does not affect the validity of the Communication provided that the Communication has been given to or received by the party represented by that attorney. If the addressee, or its attorney, refuses delivery of any Communication or if the Communication is returned to the addressor unopened by the addressee, effective notice shall still be deemed to have been given. If there is more than one (1) party constituting Tenant, any Communication may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof.

                  Notwithstanding anything contained in this Lease to the contrary, for purposes of the notice requirement set forth in Section 83.20(2), Florida Statutes (2002), delivery of such notice shall be deemed to have been fully given, made, sent, and received upon hand delivery to the Premises, or upon telecopy transmittal to Tenant at Tenant's Telecopier Number or at the Premises, or one (1) day after being deposited with Federal Express or other similar overnight delivery service addressed to Tenant's Notice Address. The failure to deliver a copy of the notice required pursuant to Section 83.20(2), Florida Statutes (2002) to any party entitled to receive copies of notices under this Lease shall not affect the validity or effectiveness of the method of service or the service or delivery of such notice.

         RADON GAS. The following notification is provided pursuant to Section 404.056(6), Florida Statutes (2002) "Radon Gas": "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department."

         RIGHTS OF SUCCESSORS AND ASSIGNS. This Lease shall bind and inure to the benefit of the heirs, personal representatives, administrators, and, except as otherwise provided in this Lease, the successors or assigns of the parties in this Lease. If there is more than one (1) party constituting Tenant, each such party shall be jointly and severally liable with the other parties constituting Tenant for the performance of all of the obligations of Tenant under this Lease.

         SEVERABILITY. If any provision of any section or subsection of this Lease or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of that section or subsection and this Lease and the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and the remainder of such section and this Lease shall otherwise remain in full force and effect.

         JURY WAIVER; COUNTERCLAIMS. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM INVOLVING ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH (i) THIS LEASE, (ii) THE RELATIONSHIP OF LANDLORD AND TENANT, (iii) TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR (iv) THE RIGHT TO ANY STATUTORY RELIEF OR REMEDY. TENANT FURTHER WAIVES THE RIGHT TO INTERPOSE ANY PERMISSIVE COUNTERCLAIM OF ANY NATURE IN ANY ACTION OR PROCEEDING COMMENCED BY LANDLORD TO OBTAIN POSSESSION OF THE PREMISES. IF TENANT VIOLATES THIS PROVISION BY FILING A PERMISSIVE COUNTERCLAIM, WITHOUT PREJUDICE TO LANDLORD'S RIGHT TO HAVE SUCH COUNTERCLAIM DISMISSED, THE PARTIES STIPULATE THAT SHOULD THE COURT PERMIT TENANT TO MAINTAIN THE COUNTERCLAIM, THE COUNTERCLAIM SHALL BE SEVERED AND TRIED SEPARATELY FROM THE ACTION FOR POSSESSION PURSUANT TO RULE 1.270(b) OF THE FLORIDA RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE LAW. THE ACTION FOR POSSESSION SHALL THEN PROCEED PURSUANT TO THE SUMMARY PROCEDURES SET FORTH IN SECTION 51.011, FLORIDA STATUTES (2002). THE WAIVERS SET FORTH IN THIS SECTION ARE MADE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY BY TENANT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD IN AGREEING TO ENTER INTO THIS LEASE.

         INTEGRATION. This Lease shall constitute the entire agreement of the parties with respect to the matters set forth in this Lease. All prior understandings and agreements had between the parties with respect to such matters, including all lease proposals, letters of intent, and similar documents, are merged into this Lease, which alone fully and completely expresses their understanding.

         AMENDMENT. This Lease may not be amended, modified, altered, or changed in any respect, except by further agreement in writing duly executed by Landlord and Tenant.

         TIME IS OF THE ESSENCE. Time is of the essence with respect to all of the obligations of Tenant under this Lease.

         FORCE MAJEURE. Notwithstanding anything in this Lease to the contrary, if Landlord or Tenant shall be delayed or hindered in, or prevented from the performance of, any act required under this Lease (other than the payment of Rent by Tenant) by reason of strike, lockout, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, sabotage, government regulations or controls, inability to obtain any material, utility, service, or financing, through hurricanes, floods, other natural disasters, or acts of God, or for any other cause beyond the direct control of the party who is seeking additional time for the performance of such act, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a reasonable period, in no event to exceed a period equivalent to the period of such delay.

         GUARANTY. Payment of all Rents and charges, and the performance of all covenants of Tenant set forth in this Lease, are guaranteed by the Guarantor pursuant to the Guaranty which is attached as an exhibit to this Lease and made a part of this Lease. The Guaranty is a part of this Lease and Tenant agrees to be bound by the terms of the Guaranty which relate to this Lease. Contingent upon (i) Tenant's payment of all Rent for the first forty-seven (47) months of the Lease Term in accordance with the terms and conditions of this Lease, (ii) Tenant's compliance with the other terms and conditions of this Lease and (iii) Tenant's payment of the Security Deposit to Landlord, the Guaranty shall expire on the date that is forty-five (45) months after the New Rent Date (hereinafter defined). Notwithstanding any expiration of the Guaranty, the Guarantor shall remain liable for any obligations under the Guaranty and/or the Lease that arise or accrue prior to such expiration, and such obligations shall survive the expiration of the Guaranty.

         TENANT'S REPRESENTATIONS.  Tenant represents and warrants as follows:

                  Tenant is duly organized, validly existing, and in good standing under the laws of the state in which it was formed and is duly qualified to transact business in the State in which the Premises are located.

                  Tenant has full power to execute, deliver, and perform its obligations under this Lease.

                  The execution and delivery of this Lease, and the performance by Tenant of its obligations under this Lease, have been duly authorized by all necessary action of Tenant, and do not contravene or conflict with any provisions of Tenant's Articles of Incorporation or By-laws, if Tenant is a corporation, or Tenant's Partnership Agreement, if Tenant is a partnership, or any other agreement binding on Tenant.

                  The individual executing this Lease on behalf of Tenant has full authority to do so.

                  If Tenant is a corporation, the seal set forth immediately below the signature of the individual executing this Lease on Tenant's behalf has been adopted by the corporation as its seal for the purpose of execution of this Lease and such seal has been affixed to this Lease as the seal of the corporation and not as the personal or private seal of the officer executing this Lease on behalf of the corporation.

                  Tenant's financial statements previously furnished to Landlord were at the time given true and correct in all material respects and there have been no material changes to the information contained in such financial statements subsequent to the dates thereof.

         LANDLORD'S REPRESENTATION. If Landlord is a corporation, the seal set forth immediately below the signature of the individual signing this Lease on Landlord's behalf has been adopted by the corporation as its seal for the purpose of execution of this Lease and such seal has been affixed to this Lease as the seal of the corporation and not as the personal or private seal of the officer executing this Lease on behalf of the corporation.

         RELOCATION OF TENANT.  Intentionally Omitted.

         HOLDOVER. Tenant agrees to quit and surrender vacant, full, broom-clean possession of the Premises to Landlord at the expiration or sooner termination of this Lease free and clear of any leases, tenancies, and rights of occupancy in anyone claiming through Tenant. If Tenant shall fail or refuse to surrender vacant, full, broom-clean possession of the Premises to Landlord at the expiration or sooner termination of this Lease, then and in such event Tenant shall pay to Landlord for each day or fraction of a day that Tenant shall fail to surrender such vacant, full, broom-clean possession of the Premises to Landlord (in addition to all Rent and Additional Rent provided to be paid under this Lease which is applicable from and after the expiration or sooner termination of this Lease) an agreed-upon sum equal to one and one-half (1.5) times the quotient obtained by dividing (i) the sum of the monthly installments of Annual Base Rent then payable under this Lease plus one-twelfth of all Additional Rent then payable under this Lease; by (ii) 30. This daily rate for the Premises is in the nature of liquidated damages to Landlord for Tenant's failure to surrender such vacant, full, broom-clean possession of the Premises to Landlord on or before the at the expiration or sooner termination of this Lease. The payment of these liquidated damages shall be without prejudice to Landlord's instituting proceedings to obtain possession of the Premises.

         PARKING SPACES.
         --------------
                  Subject to all of the terms, provisions, covenants and conditions contained in this Office Lease, Tenant shall have the initial right to lease in the parking facility thirty-two (32 parking spaces which parking facility shall provide for the use of tenants of the Office Center and such other people that Landlord decides to lease such parking spaces to in Landlord's sole discretion, and which parking facility shall be maintained and insured by Landlord in accordance with the applicable Landlord maintenance and insurance provisions of this Lease. As part of the thirty-two (32) parking spaces, Tenant shall have the right to retain and lease the reserved spaces assigned to PowerCerv Technologies Corporation in connection with the Prior Lease. The Rent for such parking spaces shall be at the prevailing monthly parking reserved or non-reserved parking rate, as applicable (plus all applicable sales tax) that Landlord charges other tenants for said Office Center parking facilities as increased from time to time by Landlord. As of the Date of this Lease, the Rate is $80.00 per month per non-reserved parking space. Landlord may, in Landlord's sole discretion, adjust said monthly parking rate. The Rent for parking spaces is payable in advance on the first day of each month throughout the Term of this Office Lease. The Rent for such parking space(s) shall be deemed Additional Rent payable in the same manner as Rent set forth in this Office Lease and shall be subject to all of the terms, provisions, conditions and covenants of this Office Lease including, but not limited to, any provisions pertaining to late charges and Default. Notwithstanding anything herein, should Landlord require additional spaces to provide parking for other tenants, occupants or other users of the Office Center, then Landlord may at any time twenty-four (24) months after the Commencement Date recapture up to three (3) parking spaces from Tenant upon not less than seven (7) days' advance written notice to Tenant.

                  Tenant's right to use, and its right to permit its principals, employees, contractors, and guests to use, the Parking Areas are subject to the following conditions: (i) Landlord has made no representations or warranties with respect to the Parking Areas, the number of spaces located therein, or access thereto; (ii) Landlord reserves the right to change the access to the Parking Areas and/or provide substitute parking spaces, provided that some manner of reasonable access to the Parking Areas or substitute parking spaces remain after such change; and such change shall not entitle Tenant to any claim against Landlord or to any abatement of Rent; (iii) Landlord has no obligation to provide security or a parking lot attendant and Landlord shall have no liability on account of any loss or damage to any vehicle or the contents thereof, or any personal injury, property damage, or other tort liability suffered by Tenant, its employees, agents, or contractors, Tenant agreeing to bear the risk of loss for same; (iv) if and when so requested by Landlord, Tenant shall furnish Landlord with the license numbers and descriptions of any vehicles of Tenant, its principals, employees, agents and contractors.

         CONFIDENTIALITY. Landlord and Tenant shall not disclose the terms of this Lease to any third party, except for bona fide business purposes, without the consent of the other party.

         STORAGE SPACE. As of the Date of this Lease, Tenant (as successor to PowerCerv) is occupying the Storage Space. Throughout the term of this Lease, Tenant shall have the right to use and occupy Storage Space solely for storage purposes, which shall be at no charge to Tenant through June 1, 2005. After June 1, 2005, the Tenant shall pay Expenses and Real Estate Taxes with respect to the Storage Space and the Allocated Share shall be adjusted to the sum obtained by multiplying by 100 the quotient obtained by dividing (i) the Rentable Area of the Premises and the Storage Space by (ii) the total rentable area of the Office Center. Except as modified in this Section 53, all terms and conditions of this Lease shall apply to Storage Space as well as the Premises. Notwithstanding the foregoing, Landlord may, at Landlord's expense upon not less than ten (10) days' prior written notice to Tenant, move Tenant from the Storage Space and relocate Tenant to other air-conditioned, secure storage space of reasonably equivalent size in the Office Center.

                         [Signatures on following page.]

         IN WITNESS WHEREOF, this Lease has been executed on behalf of Landlord and Tenant as of the Date of this Lease.

WITNESSES                                            "LANDLORD"
---------                                            ----------

                                         COLONNADE ASHLEY LLC a Delaware limited
                                         liability company

                                         By:    COLONNADE ASHLEY PLAZA, LLC,
------------------------------------            a Delaware limited liability
Print Name:                                     company, its Managing Member
           -------------------------


------------------------------------            By:
Print Name:                                        -----------------------------
           -------------------------            Print Name:
                                                           ---------------------
                                                Title:
                                                      --------------------------

                                         Date Executed:
                                                       -------------------------



                                                      "TENANT"
                                                      --------

                                         VERTICENT, INC.,
                                         A Massachusetts corporation

------------------------------------
Print Name:
           -------------------------


------------------------------------     By:
Print Name:                                 ------------------------------------
           -------------------------     Print Name:
                                                    ----------------------------
                                         Its:
                                               ---------------------------------

                                         Date Executed:
                                                       -------------------------

                                   EXHIBIT "A"


                       LEGAL DESCRIPTION FOR OFFICE CENTER


That part of Section 24, Township 29 South, Range 10 East, Hillsborough County, Florida, described as follows:

From the Southwest corner of Block 62 of GENERAL MAP OF TAMPA, according to map or plat thereof recorded in Plat Book 1, Page 7, Public Records of Hillsborough County, Florida, run thence S 69 degrees 01' 57" W 00.00 feet to the Southeast corner of Block 61 of said GENERAL MAP OF TAMPA; continue thence S 69 degrees 01'57" W 44.00 feet for a POINT OF BEGINNING; from said POINT OF BEGINNING continue thence S 69 degrees 01' 57" W 95.25 feet, along the Southerly boundary of said Block 61 and a Westerly extension thereof (Northerly right-of-way line of JOHN F. KENNEDY BOULEVARD); thence N 21 degrees 00' 33" W 46.00 feet, parallel with the Easterly boundary of said Block 61; thence S 60 degrees 51' 27" W 91.00 feet to the beginning of a curve to the right; thence Westerly, Northwesterly, Northerly and Northeasterly, 235.30 feet, along the arc of said curve (having a radius of 00.00 feet, a central angle of 160 degrees 31' 15", and a chord bearing and distance of N 26 degrees 52' 55.5 W 159.20 feet); thence N 21 degrees 00' 33" W 6.06 feet, parallel with the Easterly boundary of said Block 61; thence N 60 degrees 51' 27" C, 202.17 feet; thence S 21 degrees 00' 33" C, 210.75 feet, parallel with the Easterly boundary of said Block 61 to the POINT OF BEGINNING.

                                   EXHIBIT "B"


                               SKETCH OF PREMISES

                                   EXHIBIT "C"


               COMMENCEMENT DATE AND SCHEDULE OF ANNUAL BASE RENT


                                 SUITE NO. 2675

         The Lease Term shall commence on June 1, 2003 (the "Commencement Date"). Beginning on the Commencement Date and continuing until July 31, 2003, Tenant shall pay Monthly Rent in the amount of $6,525.00 plus applicable sales tax. The five (5) month zero dollar Annual Base Rent period and other Annual Base Rent set forth below shall commence on August 1, 2003 (the "New Rent Date"). By occupying the Premises, the Tenant shall be conclusively deemed to have accepted the same as complying fully with all of the Landlord's covenants and obligations set forth herein.

         The Annual Base Rent (stated monthly and excluding sales tax that also shall be paid by Tenant) during the 65 months of the Lease Term beginning on the New Rent Date shall be:

PERIOD                           RATE PER                         MONTHLY RENT
------                          SQUARE FOOT                       ------------
                                -----------

Months 1 - 5                        -0-                               $0.00
Months 6 - 17                     $16.50                           $16,819.00
Months 18 - 29                    $17.00                           $17,328.67
Months 30 - 41                    $17.50                           $17,838.33
Months 42 - 53                    $18.00                           $18,348.00
Months 54 - 65                    $18.50                           $18,857.67

                                   EXHIBIT "D"


                                    GUARANTY

         For value received and in consideration of and in order to induce Colonnade Ashley LLC (the "Landlord"), to enter into that certain Lease dated June 1, 2003, between Landlord and Verticent, Inc., a Massachusetts corporation (the "Tenant"), for space at 400 North Ashley Street, Suite 2675, Tampa, Florida 33602 (the "Lease") and other good and valuable considerations, the undersigned (hereinafter sometimes called the "Guarantor"), acting as principal and not as surety merely, absolutely and unconditionally, for himself and his legal representatives, successors, and assigns, guarantees to the Landlord and to its legal representatives, successors, and assigns, the prompt and full performance and observance by the Tenant and by its legal representatives, successors, and assigns, of all of the covenants, terms, provisions, conditions, and agreements required to be performed by Tenant under the Lease, whether prior to, during the term of, or after the termination of the term of the Lease.

         The capitalized terms used in this Guaranty shall have the same definitions as such capitalized terms have in the Lease unless the context clearly indicates a contrary intent.

         Notice of all defaults is waived, all suretyship defenses are waived, and consent is given to all extensions of time that the Landlord may grant to Tenant in the performance of any of the terms of the Lease and/or to the waiving in whole or in part of any such performance, and/or to the releasing of Tenant in whole or in part from any such performance, and/or to the adjusting of any dispute in connection with the Lease; and no such defaults, extensions, waivers, releases, or adjustments, with or without the knowledge of the undersigned, shall affect or discharge the liability of the undersigned. The undersigned further agrees to pay all expenses, including legal fees and disbursements paid or incurred by Landlord in endeavoring to enforce this Guaranty.

         This Guaranty shall not be impaired by, and the undersigned consents to, any modification, supplement, extension, or amendment of the Lease to which the parties thereto may hereafter agree. The liability of the Guarantor hereunder is direct and unconditional and may be enforced without requiring the Landlord first to resort to any other right, remedy, or security. The Guarantor shall have no right of subrogation, reimbursement, or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of Tenant to Landlord.

         This Guaranty is a continuing guaranty which shall be and remain effective prior to the commencement of the term of the Lease, during the term of all or any portion of the Lease, and as to any surviving provisions that remain effective after the termination of the Lease.

         The liability of Guarantor under this Guaranty shall in no way be affected, modified, or diminished by reason of (a) any assignment, renewal, modification, amendment, or extension of the Lease, or (b) any modification or waiver of or change in any of the terms, covenants, and conditions of the Lease by Landlord and Tenant, or (c) any extension of time that may be granted by Landlord to Tenant, or (d) any consent, release, indulgence, or other action, inaction, or omission under or in respect of the Lease, or (e) any dealings or transactions or matter or thing occurring between Landlord and Tenant, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship, or similar proceeding affecting Tenant, or the rejection or disaffirmance of the Lease in any such proceedings, whether or not notice thereof or of any thereof is given to Guarantor.

         Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor or to any trustee, receiver, or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligations to make such repayments if it in good faith believes that such obligation exists.

         For purposes of this Guaranty, upon a default by Tenant under the Lease the entire balance of all forms of Rent due under the Lease for the remainder of the term of the Lease may be declared to be forthwith due and payable as provided in the Lease notwithstanding any stay, injunction, or other prohibition preventing such declaration as against Tenant and, in the event of any such declaration by Landlord, such obligations (whether or not due and payable by Tenant) shall forthwith become due and payable by Guarantor under this Guaranty.

         No delay on the part of Landlord in exercising any right, power, or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power, or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

         No waiver or modification of any provision or this Guaranty nor any termination of this Guaranty shall be effective unless in writing and signed by Landlord; nor shall any such waiver be applicable except in the specific instance for which given.

         All of Landlord's rights and remedies under the Lease and under this Guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate, and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

         Guarantor agrees that it will, at any time and from time to time within ten (10) days following written request by Landlord, execute, acknowledge, and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modifications). Guarantor agrees that such certificate may be relied on by Landlord and by anyone holding or proposing to acquire any interest in the Premises from or through Landlord or by any mortgagee or prospective mortgagee of the Office Center or Premises or of any interest therein. Guarantor further agrees that it will, at any time and from time to time, within ten (10) days following written request by Landlord, provide Landlord such information regarding the financial condition of Guarantor as Landlord may reasonably request.

         If Landlord assigns the Lease or sells the Office Center, Landlord may assign this Guaranty to such assignee or transferee, who shall thereupon succeed to the rights of Landlord under this Guaranty to the same extent as if such assignee were an original guaranteed party named in this Guaranty, and the same rights shall accrue to each subsequent assignee of this Guaranty. If Tenant assigns or sublets the Premises, the obligations of the Guarantor under this Guaranty shall remain in full force and effect.

         If any provision of this Guaranty or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of that provision and this Guaranty and the application of such provision to persons or circumstances other than those as to which it is invalid or enforceable shall not be affected thereby, and the remainder of such provision and this Guaranty shall otherwise remain in full force and effect.

         AS A FURTHER INDUCEMENT TO LANDLORD TO MAKE AND ENTER INTO THE LEASE AND IN CONSIDERATION OF LANDLORD'S EXECUTION OF THE LEASE, LANDLORD AND GUARANTOR WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT ON, UNDER, OR BY VIRTUE OF THIS GUARANTY.

         Without regard to principles of conflicts of laws, the validity, interpretation, performance, and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of Florida and shall be deemed to have been made and performed in the State of Florida.

         Guarantor irrevocably consents that any legal action or proceeding arising out of or in any way connected with this Guaranty may be instituted or brought by Landlord or its agents in any court (federal or state) located in Hillsborough County, Florida, and irrevocably submits to the jurisdiction of such court in any such legal action or proceeding.

         This Guaranty is expressly subject to the terms and conditions of
Section 46 of the Lease, and contingent upon (i) Tenant's payment of all Rent for the forty-five (45) months after the New Rent Date in accordance with the terms and conditions of the Lease, (ii) Tenant's compliance with the other terms and conditions of the Lease and (iii) Tenant's payment of the Security Deposit to Landlord, this Guaranty shall expire on the date that is forty-five (45) months after the New Rent Date. Notwithstanding any expiration of this Guaranty, the Guarantor shall remain liable for any obligations under this Guaranty and/or the Lease that arise or accrue prior to such expiration, and such obligations shall survive the expiration of this Guaranty.

WITNESSES:                               ASA INTERNATIONAL, LTD, a
---------                                Delaware corporation



------------------------------------
Print Name:
           -------------------------


------------------------------------     By:
Print Name:                                 ------------------------------------
           -------------------------     Print Name:
                                                    ----------------------------
                                         Its:
                                               ---------------------------------

                                         Guarantor's address:

                                         3 Speen Street
                                         Framingham, Massachusetts  01701

                                         Dated:
                                               ---------------------------------


STATE OF _________________
COUNTY OF ________________

     The foregoing instrument was acknowledged before me this ______ day of ______________, 2003, by ____________________________, as ____________________
of ASA INTERNATIONAL, LTD, a Delaware corporation, on behalf of the corporation. He/she is [ ]personally known to me or has [ ]produced _______________________ as identification.


                                  NOTARY PUBLIC
                                  Print Name:
                                             -----------------------------------
                                  Serial #:
                                            ------------------------------------
                                  My Commission Expires:

                                  EXHIBIT "E"

                              RULES AND REGULATIONS
                              ---------------------

     1. The sidewalks and public portions of the Office Center, such as entrances, passages, courts, parking areas, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by Tenant or its employees, agents, invitees, or guests nor shall they be used for any purpose other than ingress and egress to and from the Premises.

     2. No awnings or other projections shall be attached to the outside walls of the Office Center. No curtains, blinds, shades, louvered openings, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord, unless installed by Landlord. No aerial or antenna shall be erected on the roof or exterior walls of the Premises or on the Office Center without the prior written consent of Landlord in each instance.

     3. No sign, advertisement, notice, or other lettering shall be exhibited, inscribed, painted, or affixed by Tenant on any part of the outside of the Premises or Office Center or on corridor walls or doors or mounted on the inside of any windows without the prior written consent of Landlord. Signs on any entrance door or doors shall conform to Office Center standards and shall, at Landlord's expense, be inscribed, painted, or affixed for Tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may install and/or remove same without any liability and may charge the expense incurred to Tenant.

     4. The sashes, sash doors, skylights, windows, heating, ventilating, and air conditioning vents and doors that reflect or admit light and air into the halls, passageways, or other public places in the Office Center shall not be covered or obstructed by Tenant, or its employees, agents, invitees, or guests, nor shall any bottles, parcels, or other articles be placed outside of the Premises.

     5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Office Center, nor placed in the public halls, corridors, or vestibules without the prior written consent of Landlord.

     6. Whenever Tenant shall submit to Landlord any plan, agreement, assignment, sublease, or other document for Landlord's consent or approval, Tenant agrees to pay Landlord, on demand, a processing fee in a sum equal to the reasonable fee for review of same, including the services of any architect, engineer, or attorney employed by Landlord to review or prepare any such plan, agreement, assignment, sublease, consent, or other document.

     7. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of fixtures shall be borne by the Tenant who, or whose employees, agents, invitees, or guests, shall have caused the same.

     8. Tenant shall not in any way deface any part of the Premises or the Building. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Office Center, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     9. No animals or any kind (except seeing eye dogs and other animals used to assist physically challenged individuals) shall be brought upon the Premises or Office Center.

     10. No cooking shall be done or permitted by Tenant on the Premises except in conformity to law and then only in the utility kitchen (if a utility kitchen was provided for in approved plans for the Premises or if Landlord has consented in writing thereto), which is to be primarily used by Tenant's employees for heating beverages and light snacks. No refrigeration or heating equipment may be placed inside the Premises without the prior written consent of Landlord in each instance. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

     11. No office space in the Office Center shall be used for the distribution or for the storage of merchandise or for the sale at auction or otherwise of merchandise, goods, or property of any kind.

     12. Tenant shall not make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of the Office Center or neighboring premises or those having business with them. Tenant shall not throw anything out of the doors or windows or down the corridors, stairwells, or elevator shafts of the Office Center. Tenant shall not make or permit electrical waves which will impair radio or television broadcasting or reception from or in the Office Center.

     13. Neither Tenant nor any of Tenant's employees, agents, invitees, or guests shall at any time bring or keep upon the Premises any inflammable, combustible, or explosive substance or any chemical substance, other than reasonable amounts of cleaning fluids and solvents required in the normal operation of Tenant's business, all of which shall only be used in strict compliance with all applicable Environmental Laws.

     14. Landlord shall have a valid pass key to all spaces within the Premises at all times during the Lease Term. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written consent of the Landlord and unless and until a duplicate key is delivered to Landlord. Tenant must, upon the termination of its tenancy, restore to the Landlord all keys to stores, offices, and toilet rooms, either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay Landlord for the cost thereof.

     15. All deliveries, removals, and/or the carrying in or out of any safes, freights, furniture, or bulky matter of any description may be accomplished only with the prior approval of Landlord and then only in approved areas, through the approved loading/service area doors, and during approved hours. Tenant shall assume all liability and risk with respect to such movements. Landlord may restrict the location where such heavy or bulky matters may be placed inside the Premises. Landlord reserves the right to inspect all freight to be brought into the Office Center and to exclude from the Office Center all freight which can or may violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

     16. Tenant shall not, unless otherwise approved by Landlord, occupy or permit any portion of the Premises demised to it to be occupied as, by, or for a public stenographer or typist, barber shop, bootblacking, beauty shop or manicuring, beauty parlor, telephone or telegraph agency, telephone or secretarial service, messenger service, travel or tourist agency, employment agency, public restaurant or bar, commercial document reproduction or offset printing service, ATM or similar machines, retail, wholesale, or discount shop for sale of merchandise, retail service shop, labor union, school or classroom, governmental or quasi-governmental bureau, department, or agency, including an autonomous governmental corporation, a firm the principal business of which is real estate brokerage, or a company engaged in the business of renting office or desk space; or for a public finance (personal loan) business or for manufacturing, unless Tenant's Lease expressly grants permission to do so. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices, and machines for sale of beverages, foods, candy, cigarettes, or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Office Center. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant on the Premises, nor advertise for labor giving an address at the Premises. Notwithstanding the foregoing, Tenant shall from time to time be allowed to lease their conference room.

     17. Tenant shall not create or use any advertising mentioning or exhibiting any likeness of the Office Center without the prior written consent of Landlord. Landlord shall have the right to prohibit any such advertising which, in Landlord's reasonable opinion, tends to impair the reputation of the Office Center or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall discontinue such advertising.

     18. Landlord reserves the right to exclude from the Office Center at all times other the Normal Business Hours all persons who do not present a pass to the Office Center on a form or card approved by Landlord. Tenant shall be responsible for all its employees, agents, invitees, or guests who have been issued such a pass at the request of Tenant and shall be liable to Landlord for all acts of such persons.

     19. The Premises shall not be used for lodging or sleeping, or for any immoral, disreputable, or illegal purposes, or for any purpose which may be dangerous to life, limb, or property.

     20. Any maintenance requirements of Tenant will be attended to by Landlord only upon application at the Landlord's office at the Office Center. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under specific instructions from the office of Landlord.

     21. Canvassing, soliciting, and peddling within the Office Center or in the Common Areas is prohibited and Tenant shall cooperate to prevent the same.

     22. There shall not be used in any space, or in the public halls of the Office Center, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise to Tenant, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in elevators other than those designated by Landlord as service elevators. All deliveries shall be confined to the service areas and through the approved service entries.

     23. In order to obtain maximum effectiveness of the cooling system, Tenant shall lower and/or close venetian or vertical blinds or drapes when the sun's rays fall directly on the exterior windows of the Premises.

     24. In the event that, in Landlord's reasonable opinion, the replacement of ceiling tiles becomes necessary after they have been removed on behalf of Tenant by telephone company installers or others (in both the Premises and the public corridors), the cost of such replacements shall be charged to Tenant on a per tile basis.

     25. All paneling or other wood products not considered furniture which Tenant shall install in the Premises shall be of fire-retardant materials. Prior to the installation of any such materials, Tenant shall submit to Landlord a satisfactory (in the reasonable opinion of Landlord) certification of such materials' fire-retardant characteristics.

     26. All trucks and delivery vans shall be parked in designated areas only and not parked in spaces reserved for cars. All delivery service doors are to remain closed except during the time that deliveries, garbage removal, or other approved uses are taking place therein. All loading and unloading of goods shall be done only at such time, in the areas, and through the entrances designated for such purposes by Landlord.

     27. Tenant shall be responsible for the removal and proper disposition of all crates, oversized trash, boxes, and items termed garbage from the Premises. The corridors and parking and delivery areas are to be kept clean from such items. Tenant shall provide convenient and adequate receptacles for the collection of standard items of trash and shall facilitate the removal of such trash by Landlord. Tenant shall ensure that liquids are not disposed of in such receptacles.

     28. Tenant shall not conduct any business, loading or unloading, assembling, or any other work connected with Tenant's business in any public areas.

     29. Landlord shall not be responsible for lost or stolen personal property, equipment, or money occurring within the Premises or Office Center, regardless of how or when the loss occurs.

     30. Neither Tenant, nor its employees, agents, invitees, or guests, shall paint or decorate the Premises, or mark, paint, or cut into, drive nails or screw into nor in any way deface any part of the Premises or Office Center without the prior written consent of Landlord. Notwithstanding the foregoing, standard picture hanging shall be permitted without Landlord's prior consent. If Tenant desires a signal, communications, alarm, or other utility or service connection installed or changed, such work shall be done at the expense of Tenant, with the approval and under the direction of Landlord.

     31. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities, or any part or appurtenance of the Premises.

     32. Tenant agrees and fully understands that the overall aesthetic appearance of the Office Center is of paramount importance; thus Landlord shall maintain complete aesthetic control over any and every portion of the Premises visible from outside the Premises including but not limited to all fixtures, equipment, signs, exterior lighting, plumbing fixtures, shades, awnings, merchandise, displays, art work, wall coverings, or any other object used in Tenant's business. Landlord's control over the visual aesthetics shall be complete and arbitrary. Landlord will notify Tenant in writing of any aesthetic deficiencies and Tenant will have seven (7) days to correct the deficiencies to Landlord's satisfaction or Tenant shall be in default of this Lease and the Default section shall apply.

     33. Tenant shall not install, operate, or maintain in the Premises or in any other area of the Office Center, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part of the system beyond its capacity for proper, efficient, and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Office Center. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation, the use of any electronic or gas heating devices, without Landlord's prior written consent.

     34. Pursuant to applicable law, the Office Center is deemed to be a "no-smoking" building and smoking is prohibited in all interior Common Areas. In addition, Landlord may, from time to time, designate non-smoking areas in all or any portion of the exterior Common Areas and within Tenant's Premises.

     35. Whenever and to the extent that the above Rules and Regulations conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Lease, the provisions of the Lease shall govern.

     36. Tenant shall comply with any recycling programs for the Office Center implemented by Landlord from time to time.

     37. Landlord may, upon request by any tenant, waive compliance by such tenant with any of the Rules and Regulations provided that (i) no waiver shall be effective unless in writing and signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such Rule or Regulation in the future unless expressly consented to by Landlord, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the Rules and Regulations unless such other tenant has received a similar waiver in writing from Landlord.



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                                   EXHIBIT "F"


                               TENANT IMPROVEMENTS

                                 Landlord Builds

1. For purposes of this Rider: (i) "Plans" shall mean a permit set (final construction drawings) of plans and specifications for the improvements to the Premises desired by Tenant and shall include the following: fully dimensioned architectural plan; electric/telephone outlet diagram; reflective ceiling plan with light switches; mechanical plan; furniture plan; electrical power circuitry diagram; plumbing plans; all color and finish selections; all special equipment and fixture specifications; and fire sprinkler design drawings; (ii) "Tenant Improvements" shall mean all of the work described in the Plans and any extra work or changes performed pursuant to revisions to the Plans; and (iii) "Work Cost" shall mean the aggregate of (a) engineering and architectural fees in connection with the Tenant Improvements, plus (b) filing fees and permit costs incurred in connection with the Tenant Improvements, plus (c) all costs in connection with demolition of any existing improvements in the Premises, plus (d) the actual cost of all labor and materials furnished in connection with the Tenant Improvements, including all costs associated with extra work or change orders.

2. If and so long as Tenant is not in default under this Lease beyond any applicable grace period, Tenant shall be entitled to a fixed price tenant improvement allowance in the maximum amount of $8.00 per square foot of Rentable Area of the Premises or $97,856.00 (the "Tenant Improvement Allowance") to be applied to the Work Cost. Tenant may apply any unused portion of the Tenant Improvement Allowance (if the Work Cost is less than the Tenant Improvement Allowance) to its moving expenses or receive such unused portion of the Tenant Improvement Allowance in cash on the New Rent Date. The Tenant Improvement Allowance is being paid by Landlord as an inducement to Tenant to enter into this Lease and as consideration for the execution of this Lease by Tenant and the performance by Tenant under this Lease for the full term of this Lease. If after Tenant has been granted all or any portion of the Tenant Improvement Allowance and/or the Moving Allowance (hereinafter defined), the Lease Term is thereafter terminated by virtue of a default by Tenant or Landlord resumes possession of the Premises consequent upon a default by Tenant, and Landlord is precluded by applicable law from collecting the full amount of damages attributable to such default as provided in the Default section of this Lease, then and in such event, in addition to all other damages and remedies provided under this Lease or otherwise provided by law, Landlord shall also be entitled to recover from Tenant the unamortized portion (calculated using an interest rate of fourteen percent (14%) per annum compounded monthly) of the Tenant Improvement Allowance and the Moving Allowance, which sum shall be deemed Additional Rent due and owing prior to the termination of this Lease. This obligation of Tenant to repay the unamortized balance of the Tenant

     Improvement Allowance and the Moving Allowance to Landlord shall survive the expiration or sooner termination of the Lease Term.

3. Within fifteen (15) days after the Date of this Lease, Tenant shall furnish the Plans to Landlord for Landlord's written approval. Tenant's failure to deliver the Plans within such fifteen (15) day period shall constitute a Delay pursuant to Paragraph 9. The Plans shall be prepared by a licensed architect, except for the electrical and mechanical plans, which shall be prepared by a licensed professional engineer. The architect and engineer will be subject to Landlord's approval, which shall not be unreasonably withheld. The Plans shall comply with all applicable laws, ordinances, directives, rules, regulations, and other requirements imposed by any and all governmental authorities having or asserting jurisdiction over the Premises.

4. Landlord shall review the Plans and either approve or disapprove them, in Landlord's reasonable discretion. The approval by Landlord of the Plans and any approval by Landlord of any similar plans and specifications for any other Alterations or the supervision by Landlord of any work performed on behalf of Tenant shall not: (i) imply Landlord's approval of the plans and specifications as to quality of design or fitness of any material or device used; (ii) imply that the plans and specifications are in compliance with any codes or other requirements of governmental authority; (iii) impose any liability on Landlord to Tenant or any third party; or (iv) serve as a waiver or forfeiture of any right of Landlord.

5. Landlord shall, in its sole discretion, select a general contractor to perform the Tenant Improvements. Within ten (10) days after receipt of the contractor's estimate of the anticipated Work Cost, Tenant shall pay Landlord, in cash, the difference between the estimated Work Cost and the Tenant Improvement Allowance; provided, however, Tenant shall not be responsible to pay any Work Cost exceeding the Tenant Improvement Allowance by more than 15% unless such cost is due to change orders or requests of Tenant.

6. Landlord shall perform the Tenant Improvements, in a good and workmanlike manner, using new materials in accordance with applicable laws, codes and ordinances, and shall deliver the Premises to Tenant on July 15, 2003 when Landlord's contractor has substantially completed the Tenant Improvements (subject to punch list items) (the "Delivery Date"). Other than as set forth in the preceding sentence, Landlord has made no representation or promise as to the condition of the Premises. Notwithstanding the foregoing, Landlord warrants that the Tenant Improvements shall be free from defects in materials and workmanship for a period of one (1) year from the Commencement Date. Landlord shall correct any such defects reported to it within such one (1) year warranty period. Except pursuant to the foregoing warranty, Landlord shall not otherwise be liable for any latent or patent defect in the Premises.

7. Tenant shall have the right to make changes from time to time in the Plans by submitting to Landlord revised Plans. If the cost of any changes, as

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     estimated by the contractor, will exceed any remaining balance of the tenant improvement allowance (after deducting the most current estimate of the Work Cost prior to the change in question), Tenant shall pay to Landlord the amount of such excess within five (5) days of receipt of a notice from Landlord as to the amount. Until Landlord has received full payment of such increases, Tenant shall not be permitted to occupy the Premises notwithstanding that Tenant's obligation to pay Annual Base Rent and Additional Rent under this Lease remains in full force and effect. Any change in the Plans which delays the Delivery Date shall constitute a Delay pursuant to Paragraph 9.

8.   Tenant shall perform all work not shown on the Plans at its sole expense.

9. If Landlord or the general contractor is delayed in substantially completing the Tenant Improvements as a result of the occurrence of any Delay (as hereafter defined), then, the Delivery Date of July 15, 2003 shall be changed. For purposes of this provision each of the following shall constitute a "Delay":

          1. Tenant's failure to furnish information or to respond to any request by Landlord for any approval within any time period prescribed, or if no time period is prescribed, within two (2) business days of such request; or

          2. Tenant's insistence on materials, finishes, or installations that have long lead times after having first been informed that such materials, finishes, or installations shall cause a Delay; or

          3. changes in the Plans by Tenant; or

          4. performance or nonperformance by a person or entity employed by Tenant in the completion of any work; or

          5. any delay resulting from Tenant's having taken possession of the Premises for any reason prior to substantial completion of the Tenant Improvements; or

          6. any other delay chargeable to Tenant, its agents, employees, or independent contractors.

     10. If Landlord or Landlord's general contractor is delayed in substantially completing the Tenant Improvements for any reason other than a Delay, then the Tenant's obligation to commence payment of that portion of the Monthly Annual Base Rent for that portion of the Premises that is not occupied by Tenant as of the Date of this Lease shall abate one day for each day until Landlord's contractor has substantially completed the Tenant Improvements. However, the New Rent Date shall not be altered and the sixty-five month Rent schedule set forth on Exhibit "C" shall not be altered by any such abatement. Landlord shall also pay to ASA International, Ltd. ("ASA") or such other party that ASA shall designate in writing for the benefit of Tenant and pursuant to payment instructions provided by Tenant, the sum of $97,856.00 as a Tenant moving allowance (the "Moving Allowance"). The Moving Allowance shall be paid by Landlord on July 1, 2003.

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